Exhibit 10.6

                              LEASE AGREEMENT
                             (EDNC Trust 1997)

                         Dated as of June 27, 1997

                                  Between

                    BOATMEN'S TRUST COMPANY OF TEXAS,
                 not in its individual capacity, except
                    as expressly provided herein, but
                        solely as Owner Trustee,
                                as Lessor

                                   and

                       EL DORADO NITROGEN COMPANY,
                                as Lessee



                      Nitric Acid Production Facility



     CERTAIN OF THE RIGHT, TITLE AND INTEREST OF THE LESSOR IN AND TO THIS LEASE, THE UNITS COVERED HEREBY AND THE RENT DUE AND TO BECOME
DUE HEREUNDER HAVE BEEN ASSIGNED AS COLLATERAL SECURITY TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, WILMINGTON TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS INDENTURE TRUSTEE UNDER
A TRUST INDENTURE AND SECURITY AGREEMENT (EDNC TRUST 1997), DATED AS
OF JUNE 27, 1997, BETWEEN SUCH INDENTURE TRUSTEE, AS SECURED PARTY, AND THE LESSOR, AS DEBTOR. INFORMATION CONCERNING SUCH SECURITY INTEREST MAY BE OBTAINED FROM THE INDENTURE TRUSTEE AT ITS ADDRESS SET FORTH
IN SECTION 20 OF THIS LEASE. THIS LEASE HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS, BUT ONLY THE COUNTERPART TO BE DEEMED THE ORIGINAL COUNTERPART FOR CHATTEL PAPER PURPOSES CONTAINS THE RECEIPT
THEREFOR EXECUTED BY WILMINGTON TRUST COMPANY, AS INDENTURE
TRUSTEE, ON THE SIGNATURE PAGES THEREOF. SEE SECTION 25.2 FOR INFORMATION CONCERNING THE RIGHTS OF THE ORIGINAL HOLDER AND THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.




                             TABLE OF CONTENTS
                                                                       Page

SECTION 1.  DEFINITIONS; INTERPRETATION OF THIS LEASE. . . . . . . . . . .1
     1.1  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.2  Directly or Indirectly.. . . . . . . . . . . . . . . . . . . . .1

SECTION 2.  LEASE AND DELIVERY . . . . . . . . . . . . . . . . . . . . . .2

SECTION 3.  TERM AND RENT. . . . . . . . . . . . . . . . . . . . . . . . .2
     3.1  Lease Term.. . . . . . . . . . . . . . . . . . . . . . . . . . .2
     3.2  Basic Rent . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     3.3  Sufficiency of Basic Rent. . . . . . . . . . . . . . . . . . . .3
     3.4  Supplemental Rent. . . . . . . . . . . . . . . . . . . . . . . .3
     3.5  Certain Adjustments. . . . . . . . . . . . . . . . . . . . . . .3
     3.6  Manner of Payments . . . . . . . . . . . . . . . . . . . . . . .3
     3.7  Net Lease, Etc . . . . . . . . . . . . . . . . . . . . . . . . .4

SECTION 4.  OWNERSHIP AND MARKING OF UNITS; PERSONAL PROPERTY. . . . . . .5
     4.1  Retention of Title . . . . . . . . . . . . . . . . . . . . . . .5
     4.2  Duty to Mark Units . . . . . . . . . . . . . . . . . . . . . . .5
     4.3  Prohibition Against Certain Designations . . . . . . . . . . . .5
     4.4  Personal Property. . . . . . . . . . . . . . . . . . . . . . . .6

SECTION 5.  DISCLAIMER OF WARRANTIES . . . . . . . . . . . . . . . . . . .6

SECTION 6.  RETURN OF UNITS; CONDITION; STORAGE. . . . . . . . . . . . . .8
     6.1  Return . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     6.2  Condition of Units . . . . . . . . . . . . . . . . . . . . . . .8
     6.3  Storage. . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

SECTION 7.  LIENS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

SECTION 8.     MAINTENANCE; OPERATION; POSSESSION; COMPLIANCE WITH
                         LAWS; SUBLEASE; REPLACEMENT OF PARTS; SUBSTITUTION9
     8.1  Maintenance and Operation. . . . . . . . . . . . . . . . . . . .9
     8.2  Possession and Use . . . . . . . . . . . . . . . . . . . . . . 10
     8.3  Sublease . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     8.4  Replacement of Parts . . . . . . . . . . . . . . . . . . . . . 11

SECTION 9.  MODIFICATIONS. . . . . . . . . . . . . . . . . . . . . . . . 12
     9.1  Required Modifications . . . . . . . . . . . . . . . . . . . . 12
     9.2  Optional Modifications . . . . . . . . . . . . . . . . . . . . 12

SECTION 10.  VOLUNTARY TERMINATION . . . . . . . . . . . . . . . . . . . 13
     10.1 Uneconomic or Surplus Condition Termination. . . . . . . . . . 13
     10.2 Sale of Units. . . . . . . . . . . . . . . . . . . . . . . . . 13
     10.3 Retention of Units by the Lessor . . . . . . . . . . . . . . . 14
     10.4 Termination of Lease . . . . . . . . . . . . . . . . . . . . . 15

SECTION 11.  LOSS, DESTRUCTION, REQUISITION, ETC.. . . . . . . . . . . . 15
     11.1 Event of Loss. . . . . . . . . . . . . . . . . . . . . . . . . 15
     11.2 Replacement or Payment upon Event of Loss. . . . . . . . . . . 15
     11.3 Rent Termination . . . . . . . . . . . . . . . . . . . . . . . 16
     11.4 Disposition of Units; Replacement of Units . . . . . . . . . . 16
     11.5 Applications of Event of Loss Proceeds . . . . . . . . . . . . 17
     11.6 Eminent Domain; Damage Not Constituting an Event of Loss . . . 18
     11.7 Lease Event of Default . . . . . . . . . . . . . . . . . . . . 18

SECTION 12.  INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . 20
     12.1 Property Damage, Public Liability and Other Insurance. . . . . 20
     12.2 Policy Provisions. . . . . . . . . . . . . . . . . . . . . . . 21
     12.3 Proceeds of Insurance. . . . . . . . . . . . . . . . . . . . . 22
     12.4 Notice, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . 23
     12.5 Reports and Certificates . . . . . . . . . . . . . . . . . . . 23
     12.6 Additional Insurance . . . . . . . . . . . . . . . . . . . . . 23

SECTION 13.  INSPECTION. . . . . . . . . . . . . . . . . . . . . . . . . 24

SECTION 14.  LEASE EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . 24

SECTION 15.  REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . . . 26
     15.1 Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     15.2 Cumulative Remedies. . . . . . . . . . . . . . . . . . . . . . 28
     15.3 No Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     15.4 Notice of Lease Default. . . . . . . . . . . . . . . . . . . . 29
     15.5 Specific Performance; the Lessor Appointed the Lessee's Agent. 29

SECTION 16.  FURTHER ASSURANCES; REPORTS; OPINION. . . . . . . . . . . . 29
     16.1 Further Assurances.. . . . . . . . . . . . . . . . . . . . . . 29
     16.2 Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
     16.3 Opinion. . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

SECTION 17.  THE LESSOR'S RIGHT TO PERFORM.. . . . . . . . . . . . . . . 30

SECTION 18.  ASSIGNMENT BY THE LESSOR. . . . . . . . . . . . . . . . . . 30

SECTION 19.  ASSIGNMENT BY THE LESSEE. . . . . . . . . . . . . . . . . . 31

SECTION 20.  NOTICES.. . . . . . . . . . . . . . . . . . . . . . . . . . 31

SECTION 21.  CONCERNING THE INDENTURE TRUSTEE. . . . . . . . . . . . . . 32
     21.1 Rights and Immunities of Indenture Trustee . . . . . . . . . . 32
     21.2 Amendments; Exercise of Remedies . . . . . . . . . . . . . . . 33

SECTION 22.  END OF LEASE TERM PURCHASE OPTION.  . . . . . . . . . . . . 33

SECTION 23.  LIMITATION OF THE LESSOR'S LIABILITY. . . . . . . . . . . . 34

SECTION 24.  INVESTMENT OF SECURITY FUNDS. . . . . . . . . . . . . . . . 34

SECTION 25.  MISCELLANEOUS.  . . . . . . . . . . . . . . . . . . . . . . 34
     25.1 Governing Law; Severability. . . . . . . . . . . . . . . . . . 34
     25.2 Execution in Counterparts. . . . . . . . . . . . . . . . . . . 35
     25.3 Headings and Table of Contents; Section References.. . . . . . 35
     25.4 Successors and Assigns . . . . . . . . . . . . . . . . . . . . 35
     25.5 True Lease . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     25.6 Amendments and Waivers . . . . . . . . . . . . . . . . . . . . 36
     25.7 Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     25.8 Business Days. . . . . . . . . . . . . . . . . . . . . . . . . 36
     25.9 Incorporation by Reference.. . . . . . . . . . . . . . . . . . 36
     25.10     Lessee's Right of Use and Enjoyment . . . . . . . . . . . 36
     25.11     License to Enter Land . . . . . . . . . . . . . . . . . . 36
     25.12     FORUM SELECTION AND CONSENT TO JURISDICTION . . . . . . . 36

SECTION 26.  WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . . . . . . 37

SECTION 27.  BAYER RIGHTS UPON DEFAULT OR LOSS . . . . . . . . . . . . . 37


Attachments:

Exhibit A      Form of Lease Supplement
Exhibit B      Description of Premises

Appendix A     Definitions


                              LEASE AGREEMENT
                             (EDNC Trust 1997)


     THIS LEASE AGREEMENT (EDNC Trust 1997), dated as of June 27, 1997 (as amended, supplemented or otherwise modified from time to time, this "Lease"), is between BOATMEN'S TRUST COMPANY OF TEXAS, a Texas state chartered trust company, not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under the Trust Agreement (the "Lessor"), and EL DORADO NITROGEN COMPANY, an Oklahoma corporation (the "Lessee").

                           W I T N E S S E T H:

     WHEREAS, the Lessor and the Lessee each desire to enter into this Lease on the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the Lessor and the Lessee agree as follows:

SECTION 1.  DEFINITIONS; INTERPRETATION OF THIS LEASE.

     1.1 Definitions. For all purposes of this Lease, except as otherwise defined herein or unless the context otherwise requires:

          (a) capitalized terms used herein (including the foregoing recitals) shall have the meanings assigned to them in Appendix A hereto;

          (b) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision; and

          (c) all references in this Lease to Articles, Sections, Exhibits and Schedules refer to Articles,
     Sections, Exhibits and Schedules of this Lease unless otherwise indicated.

     1.2 Directly or Indirectly. Where any provision in this Lease refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

SECTION 2.  LEASE AND DELIVERY.

     The Lessor hereby agrees (subject to satisfaction or waiver of the conditions set forth in Sections 4.1 and 4.2 of the Participation Agreement) on the date of execution and delivery hereof to sublease (and does hereby sublease) the Premises (as described in Exhibit B hereto) to the Lessee and the Lessee agrees to sublease (and does hereby sublease) the Premises from the Lessor. The Lessor hereby further agrees (subject to the satisfaction or waiver of the conditions set forth in Sections 4.3, 4.4, 4.5 and 4.8 of the Participation Agreement) on the Lease Term Commencement Date to subject to this Lease the Units, described in Schedule 1 to the Lease Supplement dated the Lease Term Commencement Date and covering such Units, by executing and delivering on the Lease Term Commencement Date such Lease Supplement. The Lessee hereby agrees (subject to satisfaction or waiver of the conditions set forth in Section 4.6 of the Participation Agreement) on the Lease Term Commencement Date to lease from the Lessor on the terms and conditions set forth herein the Units, as conclusively evidenced by the execution and delivery by the Lessee and the Lessor of a Lease Supplement covering such Units. The Lease Supplement executed and delivered on the Lease Term Commencement Date shall describe the Units subjected to this Lease on the Lease Term Commencement Date, shall set forth the Total Equipment Cost thereof, shall confirm that each Unit has been assembled and installed at the Premises, and shall state and represent that such Units are free and clear of all Liens, except the Lien of this Lease and the Indenture and Permitted Liens of the type described in clauses (iii) and (iv) of the definition thereof, and subject to the express rights of Bayer under the Facility Documents. The Lessee hereby agrees that execution and delivery of a Lease Supplement by the Lessee shall, without further act, irrevocably constitute acceptance by the Lessee of the Units identified in such Lease Supplement for all purposes of this Lease. All risk of loss of the Premises shall pass to the Lessee upon the execution and delivery hereof and all risk of loss of a Unit shall pass to the Lessee upon the acceptance of each such Unit.

SECTION 3.  TERM AND RENT.

     3.1 Lease Term. The Lease Term of this Lease (the "Lease Term") shall commence, with respect to the Premises, on the execution and delivery hereof, and, with respect to the Units, on the Lease Term Commencement Date. Subject to earlier termination pursuant to Sections 10, 11 and 15, the Lease Term shall expire at 11:59 p.m. (New York City time) on the Lease Term Expiration Date.

     3.2 Basic Rent. The Lessee hereby agrees to pay the Lessor Basic Rent for the Units throughout the Lease Term in consecutive monthly installments payable on each Rent Payment Date in arrears. Each such monthly payment of Basic Rent shall be in an amount equal to the product of the Total Equipment Cost multiplied by the Basic Rent percentage set forth opposite such Rent Payment Date on Schedule 2 to the Participation Agreement (as such Schedule 2 shall be adjusted in accordance with Section 2.9 of the Participation Agreement). In addition, if the Lease Term Commencement Date is other than the first day of a calendar month, an additional amount equal to the product of (i) the daily average of the Basic Rent payable during the Lease Term, times (ii) the number of days from, and including, the Lease Term Commencement Date to, but excluding, the first day of the next calendar month, shall be paid by the Lessee to the Lessor on the first day of such next calendar month.

     3.3 Sufficiency of Basic Rent. Notwithstanding anything to the contrary contained in this Lease or any other Operative Agreement, (i) each installment of Basic Rent (both before and after any adjustment in accordance with Section 2.9 of the Participation Agreement) shall be in an amount at least sufficient to pay in full the principal and interest on the Notes due on the due date of such installment of Basic Rent; and (ii) assuming prior performance of the Lease, all Stipulated Loss Values and Termination Values shall be an amount at least sufficient to pay in full as of the date of payment thereof, together with any installment of Basic Rent payable in arrears, as of the scheduled date of payment thereof, the aggregate unpaid principal of and all unpaid interest on the Notes accrued to the date on which Stipulated Loss Value or Termination Value, as the case may be, is scheduled to be paid in accordance with the terms hereof. The foregoing shall not constitute a guaranty of the payment of the Notes.

     3.4 Supplemental Rent. The Lessee also agrees to pay to the Lessor, or to whomsoever shall be entitled thereto, any and all Supplemental Rent, promptly as the same shall become due and owing, or where no due date is specified, promptly after demand by the Person entitled thereto, and in any event within ten Business Days after such demand, and in the event of any failure on the part of the Lessee to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise as in the case of nonpayment of Basic Rent. The Lessee will also pay, as Supplemental Rent, (i) on demand, to the extent permitted by applicable law, an amount equal to interest at the applicable Late Rate on any part of any installment of Basic Rent not paid when due for any period for which the same shall be overdue and on any payment of Supplemental Rent payable to any Indemnified Person not paid when due or demanded, as the case may be, for the period from such due date or demand, as the case may be, until the same shall be paid, and (ii) in the case of any prepayment or repayment of the Notes or in the case of any change in the amortization schedule, in each case pursuant to the Indenture, on the date such Notes are prepaid or repaid or on the date the amortization schedule is to be adjusted, an amount equal to the Premium, if any, payable in connection therewith. All Supplemental Rent to be paid pursuant to this Section 3.4 shall be payable in the type of funds and in the manner set forth in
Section 3.6 and, except in the case of payments designated as interest or payments of Stipulated Loss Value, Termination Value, Fixed Price Purchase Option Amount or Premium, Supplemental Rent shall be payable on an After-Tax Basis.

     3.5 Certain Adjustments. The Lessee and the Lessor agree that Basic Rents, Stipulated Loss Values and Termination Values shall be adjusted to the extent provided in Section 2.9 of the Participation Agreement.

     3.6 Manner of Payments. All Rent (other than Supplemental Rent payable to Persons other than the Lessor, which shall be payable to such other Persons in accordance with written instructions furnished to the Lessee by such Persons, unless otherwise provided in any of the Operative Agreements or required by law) shall be paid by the Lessee to the Lessor by transferring or delivering such amounts to the Lessor's account number 55-05-300-4673100 at Boatmen's First National Bank of Amarillo, ABA No. 111-300-945, account name: Credit Trust Account, with a reference to EDNC Trust-1997. All Rent shall be paid by the Lessee in funds consisting of lawful currency of the United States of America, which shall be immediately available to the recipient not later than 1:00 p.m. (New York City time) on the date of such payment; provided that unless and until the Lessee shall have received written notice from the Indenture Trustee that the Lien of the Indenture has been discharged pursuant to the terms thereof, the Lessor hereby directs, and the Lessee agrees, that all Rent (excluding Excepted Property) payable to the Lessor and assigned to the Indenture Trustee shall be paid directly to the Indenture Trustee at the times and in funds of the type specified in this Section 3.6 at the office of the Indenture Trustee, or at such other location in the United States of America as the Indenture Trustee may otherwise direct.

     3.7 Net Lease, Etc. This Lease is a net lease and the Lessee's obligation to pay all Rent payable hereunder shall be absolute, unconditional and irrevocable and shall not be affected by any circumstance of any character whatsoever, including, without limitation, (i) any set-off, abatement, counterclaim, suspension, recoupment, reduction, rescission, defense or other right that the Lessee may have against the Lessor, the Owner Participant, Bayer, the Indenture Trustee or any holder of a Note, any vendor or manufacturer of any Unit, or any other Person for any reason whatsoever, (ii) any defect in or failure of title, merchantability, condition, design, compliance with specifications, operation or fitness for use of all or any part of any Unit or the Premises, (iii) any damage to, or removal, abandonment, requisition, taking, condemnation, loss, theft or destruction of all or any part of any Unit or the Premises or any interference, interruption, restriction, curtailment or cessation in the use or possession of any Unit or the Premises by the Lessee or any other Person for any reason whatsoever or of whatever duration, (iv) to the maximum extent permitted by law, any insolvency, bankruptcy, reorganization or similar proceeding by or against the Lessee, the Lessor, the Owner Participant, Bayer, the Indenture Trustee, any holder of a Note or any other Person, (v) any Liens, security interest or rights of the Lessor, the Owner Trustee, Bayer, the Indenture Trustee, any holder of a Note or any other Person with respect to the Units, (vi) the invalidity, illegality or unenforceability of this Lease, any other Operative Agreement, or any other agreement, document or instrument referred to herein or therein or any other infirmity herein or therein or any lack of right, power or authority or authorization of the Lessee, the Lessor, the Owner Participant, Bayer, the Indenture Trustee, any holder of a Note or any other Person to enter into this Lease or any other Operative Agreement or to perform the obligations hereunder or thereunder or consummate the transactions contemplated hereby or thereby or any doctrine of force majeure, impossibility, frustration or failure of consideration, (vii) the breach or failure of any warranty or representation made in this Lease or any other Operative Agreement by any Lessee, the Lessor, Bayer, the Owner Participant, the Indenture Trustee, any holder of a Note or any other Person, or (viii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, any present or future law notwithstanding, it being the intention of the parties hereto that all Rent being payable by the Lessee shall continue to be payable in all events in the manner and at the times provided herein. To the maximum extent permitted by law, the Lessee hereby waives any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease, except in accordance with the express terms hereof. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, the Lessee nonetheless agrees to the maximum extent permitted by law, to pay to the Lessor and/or to any other Person entitled thereto, amounts equal to each installment of Basic Rent and all Supplemental Rent due and owing at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. The obligations of the Lessee in the immediately preceding sentence shall survive the expiration or termination of this Lease other than in accordance with its terms. Each payment of Rent made by the Lessee hereunder shall be final and the Lessee shall not seek or have any right to recover all or any part of such payment from the Lessor or any Person for any reason whatsoever. All covenants, agreements and undertakings of the Lessee under this Lease and under any other Operative Agreement shall be performed, complied with and satisfied at the Lessee s sole cost, expense and risk unless otherwise expressly stated herein or therein. Nothing contained herein shall be construed to waive any claim which the Lessee might have under any of the Operative Agreements or otherwise, or to limit the right of the Lessee to independently make any claim it might have against the Lessor or any other Person or to independently pursue such claim in such manner as the Lessee shall deem appropriate.

SECTION 4.  OWNERSHIP AND MARKING OF UNITS; PERSONAL PROPERTY.

     4.1 Retention of Title. The Lessor shall and hereby does retain, subject to the rights and interests of the Indenture Trustee under the Indenture so long as the Indenture shall remain in effect, full legal title to and ownership of the Units notwithstanding the delivery to and possession and use of the Units by the Lessee hereunder or any sublessee under any sublease permitted hereby.

     4.2 Duty to Mark Units. The Lessee will promptly, on or prior to the date a Unit becomes subject to this Lease, cause such Unit (and Replacement Unit or Substitute Unit) to be plainly, distinctly, permanently and conspicuously marked by a plate or stencil printed in contrasting colors upon such Unit, with the following legend:

              "LEASED FROM BOATMEN'S TRUST COMPANY OF TEXAS,
                AS OWNER TRUSTEE, AND SUBJECT TO A SECURITY
              INTEREST IN FAVOR OF WILMINGTON TRUST COMPANY"

with appropriate changes thereof and additions thereto as from time to time may be required by law in order to protect the Lessor's right, title and interest in and to such Unit, its rights under this Lease and the rights of the Indenture Trustee; provided, however, that the Lessee will not, under any circumstances, be required to place more than five plates, stencils or legends (in the aggregate) on the Units or otherwise at the Premises. The Lessee will replace promptly any such plates, stencils or legends which may be removed, defaced, obliterated or destroyed.

     4.3 Prohibition Against Certain Designations. Except as above provided, the Lessee will not allow the name of any Person to be placed on any Unit or at the Premises as a designation that might reasonably be interpreted as a claim of ownership.

     4.4 Personal Property. It is intended by the Lessor and the Lessee that each Unit is and shall be and remain personal property notwithstanding the manner in which such Unit may be attached or affixed to realty, and that, upon termination of the Lease Term, the Lessor shall have the right, to remove such Unit from the premises whereon the same is located, whether or not affixed or attached to the realty or any building, at the sole cost and expense of the Lessee. The Lessor shall not be liable for, and the Lessee hereby indemnifies each Indemnified Person (which indemnification shall survive the termination of this Lease), and agrees to hold each Indemnified Person harmless from and against, any claim, loss or liability resulting from, any damage caused to the realty or any building by the removal of such Unit, other than those arising from the gross negligence or willful misconduct of such Indemnified Person.

SECTION 5.  DISCLAIMER OF WARRANTIES.

     Without waiving any claim the Lessee may have against any seller, supplier or manufacturer, THE LESSEE ACKNOWLEDGES AND AGREES THAT, (i) EACH UNIT IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY AND ACCEPTABLE TO THE LESSEE, AND THAT THE LESSEE HAS EXAMINED AND APPROVED ALL SUPPLY AND PURCHASE CONTRACTS RELATING TO ANY UNIT, (ii) THE LESSEE IS SATISFIED THAT EACH UNIT AND THE PREMISES ARE SUITABLE FOR THEIR PURPOSES,
(iii) NEITHER THE LESSOR NOR THE OWNER PARTICIPANT IS A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND, (iv) EACH UNIT AND THE PREMISES ARE LEASED HEREUNDER SUBJECT TO ALL APPLICABLE LAWS AND GOVERNMENTAL REGULATIONS NOW IN EFFECT OR HEREAFTER ADOPTED AND IN THE STATE AND CONDITION OF EVERY PART THEREOF WHEN THE SAME FIRST BECAME SUBJECT TO THIS LEASE, WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY THE LESSOR (IN ITS INDIVIDUAL CAPACITY OR OTHERWISE) OR THE OWNER PARTICIPANT, AND
(v) THE LESSOR LEASES AND THE LESSEE TAKES EACH UNIT AND THE PREMISES "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS", IN WHATEVER CONDITION THEY MAY BE, AND THE LESSEE ACKNOWLEDGES THAT NEITHER THE LESSOR, AS THE LESSOR OR IN ITS INDIVIDUAL CAPACITY, NOR THE OWNER PARTICIPANT MAKES, NOR SHALL BE DEEMED TO HAVE MADE, AND EACH EXPRESSLY DISCLAIMS, ANY AND ALL RIGHTS, CLAIMS, WARRANTIES OR REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION, MERCHANTABILITY, OR TITLE, OF ANY UNIT OR THE PREMISES, THE QUALITY OF THE MATERIAL THEREIN OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, IT BEING AGREED THAT ALL SUCH RISKS, AS AMONG THE LESSOR, THE OWNER PARTICIPANT AND THE LESSEE, ARE TO BE BORNE BY THE LESSEE, except that the Lessor hereby represents and warrants that (i) the Lessor shall have received whatever title to the Units that was conveyed to it by the seller thereof,
(ii) the Lessor shall have received whatever interest in the Premises that was conveyed to it pursuant to the Ground Lease Sublease and (iii) the Units and the Premises are free and clear of Lessor's Liens attributable to it. It is also agreed that, as between the Indemnified Persons and the Lessee, all risks incident to the matters discussed in the preceding sentence are to be borne by the Lessee. The provisions of this Section 5 have been negotiated, and except to the extent otherwise expressly stated in the Operative Agreements, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by any Participant, the Lessor or the Indenture Trustee, expressed or implied, with respect to the Units, the Premises or any part of any thereof, that may arise pursuant to any applicable law now or hereafter in effect, or otherwise. The Lessee hereby sells, assigns, conveys and transfers to the Lessor all of the Lessee's right, title and interest in and to all warranty and indemnity provisions contained in or to be provided pursuant to the purchase agreements that relate to the Units and all claims thereunder in respect of the Units arising as a result of any default by the applicable manufacturer under a purchase agreement; provided that, except as otherwise expressly stated in the Operative Agreements, it is expressly agreed that the Lessor shall have no obligation or liability under any such purchase agreement by reason of, or arising out of, the foregoing assignment or be obligated to perform any of the obligations of the Lessee under any such purchase agreement. The Lessor hereby appoints and constitutes the Lessee its agent and attorney-in-fact during the Lease Term to assert and enforce, from time to time, in the name and for the account of the Lessor and the Lessee, as their interests may appear, but in all cases at the sole cost and expense of the Lessee, whatever claims and rights the Lessor may have as owner of the Units against the manufacturer, vendor or subcontractor of any such Unit or any prior owner thereof; provided, however, that if at any time a Lease Event of Default shall have occurred and be continuing, at the Lessor's option, such power of attorney shall terminate, and the Lessor may assert and enforce, at the Lessee's sole cost and expense, such claims and rights. None of the Owner Participant, the Indenture Trustee, any holder of a Note, the Construction Loan Agent, any Construction Lender or the Lessor shall have any responsibility or liability to the Lessee or any other Person with respect to any of the following: (w) any liability, loss or damage caused or alleged to be caused directly or indirectly by any Unit or the Premises or by any inadequacy thereof or deficiency or defect therein or by any other circumstances in connection therewith, other than, as to any such Person, that arising directly from the gross negligence or willful misconduct of such Person during any visit by such Person to the Premises; (x) the use, operation or performance of any Unit or the Premises or any risks relating thereto; (y) any interruption of service, loss of business or anticipated profits or consequential damages; or (z) the delivery, operation, servicing, maintenance, repair, improvement or replacement of any Unit or the Premises. The Lessee's delivery of a Lease Supplement shall be conclusive evidence as between the Lessee and the Lessor that all Units described therein are in good order and condition, appear to conform to specifications applicable thereto and all governmental standards and requirements reasonably interpreted as being applicable thereto and are in all respects satisfactory to the Lessee, and the Lessee will not assert any claim of any nature whatsoever against the Lessor or the Owner Participant based on any of the foregoing matters.

SECTION 6.  RETURN OF UNITS; CONDITION; STORAGE.

     6.1 Return. At the end of the Lease Term, unless the Lessee has exercised the Fixed Price Purchase Option under
Section 22, the Lessee shall surrender each Unit which is subject to the Lease at such time to Lessor at the Premises in accordance with the terms of this Section 6, and the Lessee shall promptly vacate the Premises.

     6.2 Condition of Units. Each Unit when surrendered to the Lessor pursuant to Section 6.1 shall be in the condition required by Section 8.1 (as then currently tooled) and free and clear of all Liens, other than Lessor's Liens, with all Severable Modifications that are not Required Modifications to which title was retained by the Lessee pursuant to Section 9.2 having been removed from such Unit and with any damage caused by such removal having been repaired. All logs, documents, instruments, specifications, manuals, drawings, records, books, service bulletins and other materials relating to such Unit and the use, damage, repair and maintenance of such Unit shall be surrendered to the Lessor or its designee upon the surrender of such Unit.
In addition, all licenses, patents and similar rights necessary for the operation of each Unit by a third party shall be assigned or conveyed to the Lessor or its designee upon surrender of such Unit.

     6.3 Storage. If requested by the Lessor, the Lessee will provide for free storage of each Unit (i) so long as no Lease Event of Default has occurred and is continuing, for a period not exceeding 60 days or (ii) subject to the rights of Bayer under the Facility Documents, if a Lease Event of Default has occurred and is continuing, for a period not exceeding one year, in each case on the Premises, during which time the Lessee will, at its sole cost and expense, maintain and insure such Unit in accordance with the provisions of this Lease. During such period of storage, the Lessor or any Person designated by it and any prospective purchaser or user, shall have the right to inspect, at its sole cost, expense and risk (except that if a Lease Default or a Lease Event of Default shall have occurred and be continuing, any such inspection shall be at the cost, expense and risk of the Lessee) any Unit that is surrendered pursuant to
Section 6.1. If the Lessee has not exercised the Fixed Price Purchase Option, the Lessee will cause the Units to be kept in a state where such Units can be demonstrated to a prospective purchaser or user during the last 180 days of the Lease Term.
The Lessor agrees to indemnify, protect and keep harmless, on an After-Tax Basis, the Lessee, its employees, agents, successors and assigns from and against any and all liabilities, obligations, losses, damages, injuries, claims, actions, costs and expenses (including reasonable attorney's fees) for personal injuries or property damage arising directly out of the gross negligence or willful misconduct of the Lessor, or the acts or omissions of any Person designated by it or any prospective purchaser or user in connection with the inspection of the Units pursuant to this Section 6.3, whether or not such acts or omissions of such Person, prospective purchaser or user constitute gross negligence or willful misconduct. The Lessee will provide to the Lessor or any Person designated by it such cooperation and assistance as the Lessor or such Person shall reasonably request in connection with the remarketing of the Units.

SECTION 7.  LIENS.

     The Lessee will not directly or indirectly create, incur, assume, permit or suffer to exist any Lien on or with respect to any Units or the Premises or the Lessee's leasehold interest therein under this Lease, except Permitted Liens, Lessor's Liens and Liens described in Section 6.4 of the Participation Agreement and the Lessee shall promptly, at its own expense, take such action or cause such action to be taken as may be necessary to duly discharge (by bonding or otherwise) any such Lien not excepted above if the same shall arise at any time. Without limiting the foregoing and except for the Lien of this Lease and the Indenture and Permitted Liens of the type described in clauses (iii) and (iv) of the definition thereof, and subject to the express rights of Bayer under the Facility Documents, the Lessee covenants and agrees that it will keep each Unit and the Premises free and clear of any Liens, rights of distraint, charges, encumbrances or claims of the owner or owners of any interest in the real estate on which any Unit may from time to time be located and any purchaser of, or present or future creditor obtaining a Lien on, such real estate, and will obtain and deliver, promptly after delivery or change in location of any Unit, such waivers of any of the foregoing in recordable form reasonably satisfactory to the Lessor as are necessary to so maintain each Unit free and clear as aforesaid.

SECTION 8.     MAINTENANCE; OPERATION; POSSESSION; COMPLIANCE
               WITH
          LAWS; SUBLEASE; REPLACEMENT OF PARTS; SUBSTITUTION.

     8.1 Maintenance and Operation. The Lessee, at its own cost and expense, shall maintain, service, repair, protect and keep, or shall cause to be maintained, serviced, repaired, protected and kept, each Unit and the Premises, and shall operate and use each Unit and the Premises, (i) in good operating order, condition and repair, and in at least as good operating order, condition and repair as on the date of the delivery by the manufacturer of such Unit, ordinary wear and tear excepted, and in a manner comparable to and no less favorable than maintenance practices used by the Lessee in respect of equipment owned or leased by the Lessee similar in type to such Unit, (ii) in accordance with all manufacturer's standards and warranties and in accordance with standards and procedures necessary to preserve coverages under all insurance policies required to be maintained pursuant to Section 12, if applicable, (iii) in material compliance with all applicable laws, rules and regulations or as required by any Governmental Authority, and (iv) in accordance with sound engineering practice and standards which will enable the Lessee to operate the Units at or above the contracted capacity levels or otherwise fully perform its obligations under the Operative Agreements. The Lessee shall at all times, at its own expense, comply with such operating or repair standards and periodic maintenance inspections as are required to enforce warranty claims against manufacturers or subcontractors in respect of each Unit or which are otherwise established by such manufacturers or subcontractors as normal operating procedures. The Lessee shall use each Unit and the Premises only in the manner for which they were designed and intended; provided that the Lessee may retool such Unit so long as the operation and maintenance thereof otherwise complies with this Section 8. In no event shall the Lessee adversely discriminate as to the use or maintenance of any Unit (including the periodicity of maintenance or record keeping in respect of such Unit) as compared to other equipment of a similar nature which the Lessee owns or leases. The Lessee will maintain all blueprints, operating manuals, maintenance manuals, parts lists, service bulletins and other technical documents and information necessary for the assembly and operation of each Unit and all records, logs and other materials for each Unit required by any Governmental Authority, all as if the Lessee were the owner of such Unit, regardless of whether any such requirements, by their terms, are nominally imposed on the Lessee, the Lessor or the Owner Participant. The Lessee, at its sole cost and expense, shall promptly repair, restore, rebuild or replace any Units which from time to time become damaged, destroyed, seized or confiscated so that at all times the condition of such Unit shall be in compliance with this
Section 8.1, except to the extent such damage, destruction, seizure or confiscation constitutes an Event of Loss, in which case the provisions of Section 11 shall apply.

     8.2 Possession and Use. Subject to Section 8.3, the Lessee agrees that each Unit will be used solely in the conduct of its business and will at all times remain in the possession and control of the Lessee on the Premises. The Lessee warrants that each Unit will at all times be used and operated under and in material compliance with all contracts or agreements applicable to use or operation of such Unit to which the Lessee is a party or by which the Lessee is bound and under and in material compliance with the laws of the jurisdiction in which the Premises is situated, and in material compliance with all lawful acts, rules, regulations and orders of any Governmental Authority having power to regulate or supervise the use of the Units.

     8.3 Sublease. The Lessee, but only with the prior written consent of the Lessor (and, unless the Lien of the Indenture shall have been discharged in accordance with the terms thereof, the Indenture Trustee) (which consent shall not be unreasonably withheld) and upon receipt by the Lessor of an Officer s Certificate of Bayer addressed to the Lessor pursuant to which Bayer expressly consents to the proposed sublease and the sublessor, shall be entitled to sublease all or a portion of the Units to a business entity (each a "Permitted Sublease") so long as: (i) on the effective date of any such sublease, no Lease Default or Lease Event of Default has occurred and is continuing and such sublessee is not subject to any bankruptcy, insolvency or similar proceedings; (ii) any sublease, and the rights and interest of any sublessee thereunder, shall be in all events subject and subordinate to this Lease and the rights and interests of the Lessor and its respective successors and assigns hereunder, and the Lessee shall remain primarily and directly liable for the performance of its obligations hereunder;
(iii) any sublease shall not be for a term which extends beyond the Lease Term; (iv) such sublease will prohibit further subleasing by the sublessee; (v) all filings of any such sublease necessary to protect the rights of the Lessor (including, without limitation, filings necessary to comply with Section 7) and the Lien of the Indenture shall have been made in a timely fashion;
(vi) without limiting the foregoing clause (ii), any such sublease shall include appropriate provision (whether by requiring such obligations to be performed by the sublessee, the Lessee or both) for the operation, maintenance and insurance in accordance with the terms hereof of the Units subleased thereby;
(vii) any sublease of any Unit shall require that each Unit subject to such sublease shall at all times be located on the Premises; and (viii) the Lessor (and, unless the Lien of the Indenture shall have been discharged in accordance with the terms thereof, the Indenture Trustee) shall be satisfied that the Bayer Letter and, prior to the expiration thereof pursuant to its terms, the Bayer Support Agreement, as the case may be, remain fully in effect after giving effect to any such sublease. No sublease shall permit the sublessee thereunder to take any action inconsistent with the terms of this Lease or any other Operative Agreement. The Lessee shall provide to the Lessor and the Indenture Trustee not less than 30 days prior written notice of such sublease, such notice to identify the sublessee and to specify the term of the sublease and confirm that the location at which any Unit or Units are to be used under the sublease is at the Premises. In addition, if the term of any sublease exceeds one year, the Lessee shall promptly, and in any event within 45 days of the execution and delivery of such sublease, deliver a true, correct and complete copy of such sublease to the Lessor and the Indenture Trustee. Throughout the term of any such sublease, all of the terms and provisions of this Lease shall continue to be applicable thereto and no such sublease shall relieve the Lessee of any of its liabilities or obligations hereunder, which shall be and remain those of a principal and not a surety.

     8.4 Replacement of Parts. The Lessee, at its sole cost and expense, will promptly replace, or cause to be replaced at no cost to the Lessor, the Owner Participant, the Indenture Trustee or any holder of a Note, all tooling, appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (herein collectively called "Parts") which are or may from time to time be incorporated or installed in or attached to any Unit and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use by damage or obsolescence. All replacement Parts shall be free and clear of all Liens and rights of others on the date they become subject to this Lease (other than the Liens of the Lease and the Indenture and Permitted Liens of the type described in clauses (iii) and
(iv) of the definition thereof) and shall be in as good operating condition as, and shall have a fair market value, utility, remaining economic useful life and estimated residual value at least equal to, the Parts replaced, assuming such replaced Parts were in at least the condition and repair required to be maintained by the terms of this Lease.

     All Parts at any time removed from such Unit shall remain subject to the rights of the Lessor, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to such Unit and which meet the requirements for replacement Parts specified above. Immediately upon any replacement Part becoming incorporated or installed in or attached to any Unit as above provided, without further act:

          (i) Such replacement Part shall become subject to this Lease and, unless the Lien of the Indenture shall have been discharged, the Lien of the Indenture, and such replacement Part shall be deemed part of such Unit, for all purposes hereof to the same extent as the Parts originally incorporated or installed in such Unit;

          (ii) Title to such replacement Part shall thereupon vest in the Lessor; and

          (iii) Title to the removed Part shall thereupon vest in the Lessee or in such Person as shall be designated by the Lessee, free and clear of all rights of the Lessor, the Owner Participant and the Indenture Trustee.

SECTION 9.  MODIFICATIONS.

     9.1 Required Modifications. The Lessee, at its own expense, shall make such alterations, modifications and additions to the Units as may be required from time to time to meet the requirements of applicable law, insurance, or any Governmental Authority, or to maintain manufacturer's warranties, or to enable the Lessee to operate the Units at the contracted capacity levels or otherwise fully perform its obligations under the Facility Documents and the other Operative Agreements to which it is a party (a "Required Modification"). Title to any Required Modification (regardless of whether such Required Modification is a Severable Modification or a Non-Severable Modification) shall immediately vest in the Lessor.

     9.2 Optional Modifications. The Lessee at any time may modify, alter, improve, replace or substitute any Unit (an "Optional Modification"; and each of an Optional Modification and a Required Modification is a "Modification"); provided that no Optional Modification shall (i) diminish the fair market value, utility, condition, remaining economic useful life, or estimated residual value of such Unit below the fair market value, utility, condition, remaining economic useful life, or estimated residual value thereof immediately prior to such Modification, assuming such Unit was then in the condition required to be maintained by the terms of this Lease, (ii) cause any Unit to become "limited use property" within the meaning of Revenue Procedure 76-30,
(iii) otherwise result, in the opinion of Owner Participant's tax counsel, in adverse tax consequences to the Owner Participant or the Lessor which are not subject to indemnification under the Tax Indemnity Agreement, or (iv) alter the essential function of such Unit from that for which it was designed and intended. Title to any Non-Severable Modification which is an Optional Modification shall be immediately vested in the Lessor. Title to any Severable Modification which is not a Required Modification shall, as between the Lessor and the Lessee, remain with the Lessee (subject to the rights, if any, of Bayer to such Severable Modification arising under the terms of the Facility Documents). During the Lease Term or at the return of such Unit, and so long as no Lease Default or Lease Event of Default shall have occurred and be continuing, the Lessee may remove and replace any Severable Modification which is not a Required Modification; provided, however, that the Lessee may remove in the ordinary course of the operation of the Units precious metal catalysts, commonly referred to as gauze changeouts (each, a "Gauze Changeout"), provided that each Gauze Changeout which is removed is simultaneously replaced with an operationally equivalent Gauze Changeout of equal or greater utility. Upon the return of a Unit, if the Lessee, at its cost, shall cause any Severable Modifications which are not Required Modifications to be made to such Unit, and such Severable Modifications theretofore made have not been removed, the Lessor shall have the right to purchase such Severable Modifications (other than Severable Modification consisting of proprietary equipment of the Lessee) at their then fair market value. If the Lessor does not elect to purchase such Severable Modifications or such Severable Modification consists of proprietary equipment of the Lessee and has not been removed, it shall have the right to cause, at the Lessee's cost and expense, such Severable Modifications to be removed upon return of the Unit.

SECTION 10.  VOLUNTARY TERMINATION.

     10.1 Uneconomic or Surplus Condition Termination. So long as no Lease Default or Lease Event of Default shall have occurred and be continuing, the Lessee shall have the right, at its option at any time (subject to the terms and conditions of this Section 10.1), during the Lease Term on any Rent Payment Date occurring after the fifth anniversary of the Lease Term Commencement Date to terminate the Lease Term with respect to all (and not less than all) of the Units then subject to the Lease if the Lessee determines in good faith (as evidenced by a certificate executed by a Responsible Officer of the Lessee certifying that the Board of Directors of EDNC has made a good faith determination that the Units are uneconomic or surplus) that such Units (the "Proposed Terminated Units") have become uneconomic or surplus to the Lessee's needs. The Lessee shall deliver at least 180 days' revocable prior notice to the Lessor and the Indenture Trustee, specifying a proposed date of termination for the Proposed Terminated Units (the "Termination Date"), which date shall be a Rent Payment Date, and which notice (as an express condition precedent to the exercise by the Lessee of its rights under this
Section 10.1) must be accompanied by an Officer s Certificate of Bayer addressed to the Lessor and the Indenture Trustee pursuant to which Bayer expressly consents to the termination of the Lease Term by the Lessee pursuant to this Section 10.1. Any such termination will be effective on the Termination Date after all amounts payable under Section 10.2 or 10.3, as applicable, and all other obligations thereunder, have been paid and performed in full. So long as the Lessor shall not have given the Lessee a notice of election to retain the Proposed Terminated Units in accordance with Section 10.3, the Lessee may withdraw the termination notice at any time prior to the thirtieth (30th) Business Day preceding the Termination Date, whereupon this Lease shall continue in full force and effect; provided that the Lessee may not exercise its right to withdraw such a termination notice more than once. Unless theretofore withdrawn, the termination notice shall become irrevocable upon the thirtieth (30th) Business Day preceding the Termination Date. The Lessee agrees that, without limiting Section 2.8(b) of the Participation Agreement, it will reimburse the Lessor, the Indenture Trustee, the Owner Participant and each holder of a Note for all out-of-pocket costs and expenses (including, without limitation, reasonable legal fees and expenses) incurred by the Lessor, the Owner Participant, the Indenture Trustee and each holder of a
Note in connection with the proposed termination of any Unit, whether or not consummated, including, without limitation, costs, if any, associated with an early termination of the Swap Agreement.

     10.2 Sale of Units. (a) With respect to the Proposed Terminated Units, during the period from the date of such notice given pursuant to Section 10.1 to the Termination Date, the Lessee, as agent for the Lessor and at the Lessee's sole cost and expense, shall use its reasonable efforts to obtain bids from Persons other than the Lessee or Affiliates thereof for the cash purchase of the Proposed Terminated Units on the Termination Date, and it shall promptly, and in any event at least ten Business Days prior to the proposed date of sale, certify to the Lessor in writing the amount and terms of each such bid and the name and address of the party submitting such bid. The Lessor and the Owner Participant shall have the right, at its own expense, to obtain bids for the purchase of the Proposed Terminated Units, either directly or through agents other than the Lessee, from the Owner Participant or other Persons, but shall be under no duty to solicit bids, inquire into the efforts of the Lessee to obtain bids or otherwise take any action in connection with arranging such sale. Unless the Lessor shall have elected to retain the Proposed Terminated Units in accordance with Section 10.3, subject to Section 10.2(b), on the Termination Date: (i) the Lessee shall, subject to receipt
(x) by the Indenture Trustee or, if the Lien of the Indenture has been discharged, the Lessor of all amounts owing to the Lessor pursuant to the next sentence, and (y) by any other Persons entitled thereto of all unpaid Supplemental Rent accrued on or before the Termination Date, deliver the Proposed Terminated Units to the bidder (which shall not be the Lessee or any Affiliate thereof), if any, which shall have submitted the highest cash bid prior to such date for such Proposed Terminated Units (or to such other bidder as the Lessee and the Lessor shall agree); and (ii) the Lessor shall, without recourse or warranty (except as to the absence of any Lessor's Lien attributable to the Lessor) simultaneously therewith (including with the receipt of the amounts described in clause (i) above by the Persons entitled to receive such amounts) sell such Proposed Terminated Units "as-is, where-is" to such bidder. The cash selling price realized at such sale shall be paid to and retained by the Indenture Trustee or, if the Lien of the Indenture has been discharged, the Lessor (after reimbursement to the Lessee of all of its costs and expenses in connection with such sale) and, in addition, on the Termination Date, the Lessee shall pay to (A) the Indenture Trustee or, if the Lien of the Indenture has been discharged, the Lessor (x) all unpaid Basic Rent due and payable prior to, and in arrears on, the Termination Date, and (y) the excess, if any, of (1) the Termination Value for all of the Units computed as of the Termination Date, over (2) the net cash sales proceeds (after the deduction of all costs and expenses of the Lessee, the Lessor, the Indenture Trustee, each holder of a Note and the Owner Participant in connection with such sale of the Proposed Terminated Units), (B) the Persons entitled thereto, any other unpaid Supplemental Rent accrued on or before the Termination Date and (C) without limiting clause (B), an amount equal to the Premium, if any, on the Notes payable on the Termination Date. Neither the Lessee nor any Affiliate thereof shall purchase, lease or otherwise acquire the Proposed Terminated Units or any portion thereof from the purchasing bidder or any Affiliate thereof for a period of three years from the Termination Date relating to the Proposed Terminated Units, such prohibition, notwithstanding any provision to the contrary in Section 10.4 or otherwise, to survive the termination of this Lease with respect to such Proposed Terminated Unit.

     (b) If (x) the Lessor has not elected to retain the Proposed Terminated Units in accordance with Section 10.3, (y) the Lessee has not withdrawn its termination notice pursuant to
Section 10.1 and (z) on the Termination Date, no bidder described in Section 10.2(a) shall exist, this Lease shall continue with respect to such Proposed Terminated Units.

     10.3 Retention of Units by the Lessor. Notwithstanding the provisions of Sections 10.1 and 10.2, the Lessor may, with respect to all Proposed Terminated Units, irrevocably elect by written notice to the Lessee, no later than 60 days after receipt of the Lessee's notice of termination, not to sell such Proposed Terminated Units on the Termination Date, whereupon the Lessee shall (i) deliver the Proposed Terminated Units to the Lessor in the same manner and condition as if delivery were made to the Lessor pursuant to Section 6, treating the Termination Date as the last day of the Lease Term with respect to such Proposed Terminated Units, (ii) pay to the Lessor, the Owner Participant, the Indenture Trustee and each holder of a Note, all Basic Rent and all Supplemental Rent due and owing on or before the Termination Date and unpaid excluding any Termination Value and
(iii) pay to the Lessor an amount equal to the Premium, if any, on the Notes paid pursuant to the next sentence of this Section
10.3. On such Termination Date, the Lessor shall pay, or cause to be paid, to the Indenture Trustee in funds of the type specified in Section 3.6 an amount equal to the outstanding principal amount of the Notes issued in respect of such Proposed Terminated Units, all accrued interest to the date of prepayment of such Notes on such Termination Date and the Premium, if any, on such Notes.

     10.4 Termination of Lease. In the event of either (x) any such sale and receipt by the Lessor and the Indenture Trustee of all of the amounts provided in Section 10.2 or (y) retention of the Proposed Terminated Units by the Lessor pursuant to
Section 10.3 and compliance by the Lessor with the provisions of
Section 10.3, and upon compliance by the Lessee with the provisions of this Section 10, the obligation of the Lessee to pay Basic Rent hereunder for such Proposed Terminated Units shall cease with respect to any period after the Termination Date and the Lease Term shall end.

SECTION 11.  LOSS, DESTRUCTION, REQUISITION, ETC.

     11.1 Event of Loss. The term "Event of Loss" shall mean that (i) all Units shall suffer damage or destruction resulting in an insurance settlement on the basis of an actual, constructive or compromised total loss; (ii) all Units shall suffer destruction or damage beyond repair; (iii) all Units shall suffer damage which, in the Lessee's good faith judgment (with the written concurrence of Bayer), makes repair uneconomic or renders all Units unfit for commercial use; (iv) all Units shall suffer theft, loss or disappearance for a period in excess of 90 days or, if less, the remaining portion of the Lease Term then in effect; (v) all Units shall have title thereto taken or appropriated by any Governmental Authority under the power of eminent domain or otherwise; or (vi) all Units shall be taken or requisitioned for use by any Governmental Authority under the power of eminent domain or otherwise, and such taking or requisition for use pursuant to this clause (vi) is for an indefinite period or a period that exceeds 180 days or, if less, the remaining portion of the Lease Term then in effect.

     11.2 Replacement or Payment upon Event of Loss. Upon the occurrence of an Event of Loss, the Lessee shall, promptly after a Responsible Officer of the Lessee shall have actual knowledge of such occurrence (and in any event within 10 days after the occurrence of such Event of Loss), give the Lessor and the Indenture Trustee written notice of such Event of Loss and, within 60 days after such notice, give the Lessor and the Indenture Trustee further notice of its election to perform one of the following options (it being agreed that if the Lessee shall not have given notice of such election within 60 days after giving notice of such occurrence, the Lessee shall be deemed to have elected to perform the option set forth in the following paragraph (ii)); provided that the Lessee shall not have the right to select the option set forth in paragraph (i) (A) if a Lease Default or Lease Event of Default shall have occurred and be continuing or (B) after the seventh anniversary of the Lease Term Commencement Date; and, provided, further, that the selection of the option set forth in paragraph (i) shall be subject to the provisions of the Tax Indemnity Agreement:

           (i) as promptly as practicable (but no sooner than ten days after giving of its notice of election to perform the option set forth in this paragraph (i)), and in any event on or before the 540th day following the date on which the Event of Loss occurred, the Lessee shall comply with
     Section 11.4(b) and shall convey or cause to be conveyed to the Lessor Replacement Units to be leased to the Lessee hereunder, such Replacement Units to be free and clear of all Liens (other than the Liens of the Lease and the Indenture and Permitted Liens of the type described in clauses (iii) and (iv) of the definition thereof) and to have a Fair Market Value, utility, condition, remaining economic useful life and estimated residual value at least equal to the Units so replaced (assuming such Units have not suffered an Event of Loss and were in the condition required to be maintained by the terms of this Lease); provided that, if the Lessee shall not perform its obligation to effect such replacement under this paragraph (i) during the period of time provided herein, then the Lessee shall comply with the following paragraph (ii) except that the related Settlement Date may occur within 570 days following the Event of Loss; or

           (ii) on the next succeeding Determination Date (the "Settlement Date") occurring at least 90 days after the date on which the Event of Loss occurred, the Lessee shall pay or cause to be paid to the Indenture Trustee or, if the Lien of the Indenture has been discharged, the Lessor (or in the case of Supplemental Rent, to the Persons entitled thereto) in funds of the type specified in Section 3.6, the sum of (x) an amount equal to the Stipulated Loss Value, determined as of such Settlement Date, (y) to the extent not theretofore paid, Basic Rent due and payable prior to, and in arrears on, such Settlement Date, and (z) all other accrued and unpaid Supplemental Rent. Notwithstanding the foregoing, if the Event of Loss occurs prior to the Lease Term Commencement Date, any amounts payable to the Indenture Trustee pursuant to this Section 11.2(ii) shall be paid to the Construction Loan Agent.

     11.3 Rent Termination. Upon the payment of all sums required to be paid pursuant to Section 11.2(ii) hereof, the Lease and the obligation to pay Basic Rent due and accruing subsequent to the date of payment of Stipulated Loss Value shall terminate, without prejudice to the continuation of those obligations which, by the express terms of the Operative Agreements, survive termination of the Lease Term.

     11.4  Disposition of Units; Replacement of Units.

     (a) Upon satisfaction of all conditions in Section 11.2(ii), the Lessor will transfer to the Lessee "as-is, where-is" all right, title and interest of the Lessor in and to all Units having suffered the Event of Loss, without recourse or warranty, except for the absence of Lessor's Liens attributable to the Lessor.

     (b) At the time of or prior to any replacement of the Units, the Lessee, at its own expense, will (A) furnish the Lessor with a full warranty (as to title) Bill of Sale (together with an assignment of the manufacturer's warranties, if any such warranties exist) with respect to the Replacement Units,
(B) cause a Lease Supplement substantially in the form of Exhibit A hereto with appropriate modifications, subjecting such Replacement Units to this Lease, and duly executed by the Lessee, to be delivered to the Lessor for execution, (C) furnish the Lessor and the Indenture Trustee with an opinion of the Lessee's counsel, to the effect that (x) each of the Bill of Sale and Lease Supplement referred to in clauses (A) and (B) above constitutes a legal, valid, binding and enforceable obligation of the Lessee (subject to customary qualifications as to bankruptcy and equitable principles), (y) legal title and ownership of such Replacement Units have been conveyed to the Lessor, free and clear of all Liens (other than the Liens of the Lease and the Indenture and Permitted Liens of the type described in clauses
(iii) and (iv) of the definition thereof), and (z) all filings, recordings and other action necessary or appropriate to perfect and protect the Lessor's and the Indenture Trustee's respective interests in the Replacement Units have been accomplished, (D) furnish the Lessor and the Indenture Trustee with an Officer's Certificate of the Lessee certifying that as of said date, and upon consummation of the replacement, no Lease Default or Lease Event of Default exists, and the Replacement Units have a Fair Market Value (as supported by an independent appraisal satisfactory in form and substance to the Owner Participant from an appraiser of recognized standing and knowledgeable in equipment of the type being appraised and selected by the Lessee and satisfactory to the Owner Participant), utility, condition, remaining economic useful life and estimated value at least equal to the Units replaced (assuming such Units have not suffered an Event of Loss and were in the condition required to be maintained by the terms of this Lease), (E) furnish to the Lessor and the Indenture Trustee evidence of compliance with the provisions of
Section 12 with respect to the Replacement Units, and (F) furnish such other documents and evidence as the Owner Participant, the Lessor, Indenture Trustee, a Majority In Interest, or their respective counsel, may reasonably request in order to establish the consummation of the transactions contemplated by this
Section 11.4. For all purposes hereof, upon passage of title thereto to the Lessor the Replacement Units shall be deemed part of the property leased hereunder and each Replacement Unit shall be deemed a "Unit" as defined herein. Upon such passage of title, and upon payment in full of any indemnity due and payable as a result of such replacement pursuant to Section 7 of the Participation Agreement, the Lessor will transfer to the Lessee "as-is, where-is" all the Lessor's right, title and interest in and to the replaced Units, without recourse or warranty (except as to the absence of Lessor's Liens attributable to the Lessor). No Event of Loss under the circumstances contemplated by the terms of Section 11.2(i) shall result in any reduction of Basic Rent. The Lessee shall pay all reasonable costs and expenses (including, without limitation, reasonable attorney s fees) of the Lessor, the Owner Participant, the Indenture Trustee and the holders of the Notes incurred in connection with such replacement.

     11.5 Applications of Event of Loss Proceeds. The Indenture Trustee (or, after the Lien of the Indenture has been discharged, the Lessor) shall be entitled to receive, and, subject to the provisions of Section 12.2, the Lessee hereby irrevocably assigns to the Indenture Trustee (and, after the Lien of the Indenture has been discharged, the Lessor), all right, title and interest of the Lessee in and to any proceeds of any claims for damage, insurance or award received on account of an Event of Loss; provided that the insurance proceeds and claims for damage, in each case with respect to insurance carried by the Lessee, shall be applied pursuant to and in the manner set forth in Section 12.3; and provided further that, with respect to an Event of Loss described in clause (v) or (vi) of Section 11.1 hereof, so long as no Lease Default or Lease Event of Default shall have occurred and be continuing (i) the Lessee shall be entitled to a credit for the amount of such proceeds or any award (other than insurance) so received and retained by the Lessor against the Lessee's obligation to pay Stipulated Loss Value and (ii) following the payment of Stipulated Loss Value and all other amounts payable under Section 11.2(ii), any such proceeds or award shall be payable to the Lessor and the Lessee as their interests may appear. Notwithstanding the foregoing, if the Event of Loss occurs prior to the Lease Term Commencement Date, any amounts payable to the Indenture Trustee pursuant to this
Section 11.5 shall be paid to the Construction Loan Agent.

     11.6 Eminent Domain; Damage Not Constituting an Event of Loss. In the event that during the Lease Term the use of any Unit is requisitioned or taken by any Governmental Authority under the power of eminent domain or otherwise for a period which does not constitute an Event of Loss, this Lease and the Lessee's obligation to pay all installments of Basic Rent, the Supplemental Rent and any other amount payable hereunder shall continue for the duration of such requisitioning or taking. The Lessee shall be entitled to receive and retain for its own account all sums payable for any such period by such Governmental Authority as compensation for requisition or taking of possession; provided, however, that nothing herein contained shall affect the obligations of the Lessee contained in Section 6 hereof with respect to the condition in which the Unit is to be returned to the Lessor. A requisition or taking of use for an indefinite period of time shall not be deemed to exceed the remaining Lease Term with respect to any Unit unless and until the period of such requisition or taking does, in fact, exceed the remaining Lease Term. In such case, the Event of Loss shall be deemed to have occurred on the 41st day preceding the last day of the Lease Term, unless the Lessee has exercised its Fixed Price Purchase Option pursuant to Section 22 hereof, and, all payments received by the Lessor or the Lessee from any Governmental Authority for the use of such Unit after the Lease Term shall be applied in the manner set forth in the final proviso to Section 11.5. If any damage or destruction, theft, loss or disappearance shall occur, the occurrence of which does not constitute an Event of Loss, the Lessee shall promptly, and in any event within ten days after the occurrence of such event give the Lessor and the Indenture Trustee notice thereof. The Lessee shall make or cause to be made such repairs as are necessary to ensure that the Units and the Premises are maintained in the condition and state of repair required under
Section 8; provided that such repairs shall be commenced promptly and shall be completed promptly, before the earlier of (i) 60 days after the occurrence of the event, except that in the event such repairs cannot be reasonably commenced and completed during such 60-day period, such longer period as is reasonably necessary to commence and complete such repairs, provided that in no event shall such period exceed, in the aggregate, 180 days, and (ii) the last day of the Lease Term. If such repairs have not been completed within the time period referred to in the foregoing proviso, then an Event of Loss shall be deemed to have occurred at the 41st day preceding the last day of the Lease Term, unless the Lessee has exercised the Fixed Price Purchase Option pursuant to Section 22 hereof. No such event shall result in any reduction of Basic Rent.

     11.7  Lease Event of Default.  Any amount referred to in
Section 11.5, or any amount payable in connection with events described in the first sentence of Section 11.6, or any amount which is insurance proceeds received in connection with any damage or destruction, theft, loss or disappearance which does not constitute an Event of Loss, which is payable to the Lessee shall not be paid to the Lessee, or if it has been previously paid directly to the Lessee, shall not be retained by the Lessee, if at the time of such payment a Lease Default or Lease Event of Default shall have occurred and be continuing, but shall be paid to and held by the Lessor (or, so long as the Lien of the Indenture has not been discharged, the Indenture Trustee) as security for the obligations of the Lessee under this Lease, and at such time as there shall not be continuing any such Lease Default or Lease Event of Default, such amount (unless theretofore otherwise applied to the obligations of the Lessee hereunder) shall be paid over to the Lessee.

     11.8 Substitution of Units. So long as no Lease Default or Lease Event of Default has occurred and is continuing, the Lessee shall have the right, from time to time during the Lease Term, to replace any Unit or a portion of any Unit that has become uneconomic, obsolete or surplus to the Lessee s operating requirements, as determined by the Lessee in its reasonable business judgment (the Replaced Unit ), with equipment of substantially like kind and of equal or greater Fair Market Value, utility, condition, remaining economic useful life and estimated residual value (the Substitute Unit ) (assuming that such Replaced Unit has not suffered an Event of Loss and was then in the condition and state of repair required to be maintained under the terms of this Lease), so long as: (a) the Lessee gives at least 90 days prior written notice to the Lessor, the Owner Participant and the Indenture Trustee, which notice shall specify and describe the Replaced Unit, the Substitute Unit and the date of such substitution, and which notice shall also contain a certification signed by a Responsible Officer of the Lessee on behalf of the Lessee that the Replaced Unit has become uneconomic, obsolete or surplus to the Lessee s operating requirements, as determined by the Lessee in its reasonable business judgment, other than as a result of damage or destruction, (b) the Lessee complies with Section 11.4(b) (with the Substitute Unit being treated as a Replacement Unit for the purposes thereof) in connection with such substitution, and (c) the Lessee indemnifies the Owner Participant, on an After Tax-Basis, for any adverse tax consequences to the Lessor or Owner Participant associated with such substitution. The Lessee s right to substitute any Unit pursuant to this Section 11.8 shall also be subject to the condition that the Replaced Unit be promptly disposed of by the Lessee to a Person, other than the Lessee, any Affiliate of the Lessee, Bayer or any Affiliate of Bayer, and that none of the Lessee, any Affiliate of the Lessee, Bayer or any Affiliate of Bayer may purchase, lease or otherwise acquire the Replaced Unit for a period of not less than three years from the substitution date thereof, such prohibition, notwithstanding any provision herein or in any other Operative Agreement to the contrary, to survive the termination of this Lease with respect to such Replaced Unit. Upon satisfaction of all of the conditions set forth in this Section 11.8, (i) the Replaced Unit shall no longer be deemed part of the property leased hereunder, (ii) the Substitute Unit shall be deemed part of the property leased hereunder and shall be deemed a Unit defined herein, and (iii) the Lessor shall convey the Replaced Unit as is where is , without recourse or warranty (except as to the ability and authority of the Lessor to transfer and convey such Replaced Unit free and clear of Lessor s Liens) to the transferee.

SECTION 12.  INSURANCE.

     12.1  Property Damage, Public Liability and Other Insurance.
(a) The Lessee will, at all times prior to the return of a Unit to the Lessor or the exercise of the Fixed Price Purchase Option pursuant to Section 22, and during any storage period for such Unit hereunder, at its own expense, cause to be carried and maintained with insurance companies reasonably acceptable to the Owner Participant and, so long as the Indenture is in effect, the Indenture Trustee (i) all risk property insurance in respect of such Unit (including coverage for loss by fire, lightning, windstorm, hail, explosion, riot, civil strife or commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke, and with an extended coverage endorsement covering all such other risks (including flood, hurricane and earthquake) commonly used in the state where the Premises are located, and against such other risks as are customarily insured against by prudent Persons engaged in the same business as the Lessee) in an amount not less than the Stipulated Loss Value of such Unit, subject to a deductible provision not exceeding in the aggregate for all Units suffering a loss, $1,000,000 per occurrence; provided that such deductible provisions shall not be higher than deductible provisions applicable to insurance coverage maintained by the Lessee for property similar to such Unit; (ii) public liability insurance, against loss or damage for personal injury, death or property damage occurring as a result of the ownership, use, maintenance or operation of the Units (whether in, on or about the Premises, including adjoining areas), and in any event assuring against such loss or damage from such risks and in such amounts as is maintained by the Lessee in respect of similar equipment owned or leased by it; provided, however, that such general public liability insurance shall at least be in an amount not less than that maintained by prudent companies operating similar equipment (but in any event, not less than $1,000,000 per occurrence), subject to a deductible provision not exceeding $250,000 per occurrence; and provided further that such deductible provisions shall not be higher than deductible provisions applicable to insurance coverage maintained by the Lessee in connection with property similar to the Units; and
(iii) such other insurance, including comprehensive motor vehicle, workers compensation and business interruption insurance, in each case as is generally carried by companies operating similar equipment and in such amounts and against such risks as are then customary for properties similar in use. Such liability insurance may be carried under blanket policies maintained by the Lessee so long as such policies otherwise comply with the provisions of this Section 12. All such insurance shall cover the interest of the Lessor (in its individual capacity and as Owner Trustee), the Owner Participant, the Indenture Trustee, the holders of Notes and the Lessee in the Units or, as the case may be, shall protect the Lessor (in its individual capacity and as Owner Trustee), the Owner Participant, the Indenture Trustee, the holders of the Notes and the Lessee in respect of risks arising out of the condition, maintenance, use, ownership or operation of the Units. It is agreed that any casualty insurance which the Lessee obtains in respect of the Units in excess of any amount payable to the Lessor (in its individual capacity and as Owner Trustee), the Owner Participant, and/or the Indenture Trustee hereunder shall be obtained as insurance of the Lessee's rights and interests under this Lease, and shall be payable to the Lessee. All policies of insurance required to be maintained pursuant to this Section 12 shall be sufficient in amount, such that the Lessee will under no circumstances be deemed to be a co-insurer with respect to any such policy.

     (b) The insurance companies providing the coverages described in this Section 12 shall have a general policyholder rating of A and a financial rating of at least XII by A.M. Best s Insurance Guide (or a similar rating from another insurance rating agency with a similar national reputation if such insurance company is not rated in A.M. Best s Insurance Guide), or be otherwise expressly acceptable to the Owner Participant and a Majority In Interest.

     12.2 Policy Provisions. All policies carried by the Lessee which cover loss or damage to a Unit shall (i) name the Lessee as insured and the Indenture Trustee (until the Lien of the Indenture has been discharged in accordance with the terms thereof), the Owner Participant, each holder of a Note and the Lessor) as loss payees, (ii) provide that any payment thereunder for any loss or damage shall (except as provided below) be made to the Indenture Trustee under a standard mortgagee loss payable clause or, if the Lien of the Indenture has been discharged in accordance with the terms of the Indenture, to the Lessor, (iii) provide that such insurance as to the interest of the Lessor (in its individual capacity and as Owner Trustee), the Owner Participant, each holder of a Note and the Indenture Trustee therein shall not be invalidated as against such insured by any act or neglect of the Lessee or of any other Person (other than, with respect to such Person, the acts of such Person) or by any breach or violation by the Lessee or by any other Person (other than, with respect to such Person, breaches or violations by such Person) of any warranties, declarations or conditions contained in such policies or by any change in the title or ownership of the Units or any interest therein or with respect thereto. Upon the occurrence of any event giving rise to a payment to be made under any policy of insurance required by the terms of the first sentence of this Section 12, the Lessor (and, until the Lien of the Indenture shall have been discharged in accordance with the terms thereof, the Indenture Trustee) shall instruct the relevant insurer in writing as to the Person(s) entitled to receive such amounts pursuant to the terms of this Section 12. All liability policies carried by the Lessee shall (A) name the Lessor (in its individual capacity and as Owner Trustee), the Owner Participant, each holder of a Note, the Indenture Trustee and the Lessee as insureds and (B) insure the interests of the Lessor, the Owner Participant, each holder of a Note and the Indenture Trustee regardless of any action or inaction of the Lessee or of any other Person (other than, with respect to such Person, the acts of such Person) or any breach or violation by the Lessee or by any other Person (other than, with respect to such Person, breaches or violations by such Person) of any warranties, declarations or conditions contained in such policies. So long as no Lease Default or Lease Event of Default has occurred and is continuing, the loss, if any, under any policy carried by the Lessee covering the Units shall be adjusted with the insurance companies by the Lessee (otherwise by the Lessor); provided, however, that the Lessor may, at its option, participate in the adjustment of any loss that exceeds $5,000,000. If a loss relating to damage to a Unit or Units does not exceed $5,000,000, then, so long as no Lease Default or Lease Event of Default has occurred and is continuing, said loss shall be paid under such policy directly to the Lessee and the Lessor shall receive notice of such payment. All policies described in this Section 12 shall provide: (i) that coverage thereunder shall not be canceled, reduced or otherwise materially changed without at least 30 days' prior written notice from the insurer to the Lessor, the Owner Participant and the Indenture Trustee, (ii) that none of the loss payees or additional insureds shall have any obligation or liability for premiums, commissions, if any, additional premiums or assessments in connection with such insurance, (iii) that the insurers shall waive any rights of subrogation, setoff, counterclaim or other deduction, whether by attachment or otherwise, against Lessor (in its individual capacity and as Owner Trustee), the Owner Participant, each holder of a Note and the Indenture Trustee as the loss payees or additional insureds,
(iv) that such insurance shall be primary, without right of contribution from any other insurance which is carried by any loss payee or additional insured with respect to its interest in the Units and shall expressly provide that all provisions except the limits of liability shall operate in the same manner as if there were a separate policy insuring each loss payee or insured, and (v) the interests of the Lessor (in its individual capacity and as Owner Trustee), the Owner Participant, each holder of a Note and the Indenture Trustee shall not be invalidated by any act or negligence or failure to act of, or breach or violation of any warranties, declarations or conditions by, the Lessee or any Person having an interest in the Premises or any of the Units.

     12.3 Proceeds of Insurance. The Lessee shall promptly pay to the Indenture Trustee (or, if the Lien of the Indenture has been discharged in accordance with the terms thereof, to the Lessor) any proceeds of insurance the Lessee receives (other than pursuant to the next to last sentence of Section 12.2 hereof) covering loss or damage to the Units which are payable under the provisions of this Section 12. The proceeds of any insurance carried by the Lessee which are received by the Indenture Trustee or the Lessor on account of or for any loss or damage in respect of any Unit shall be applied as follows:

           (i) If such Unit is to be repaired or replaced, the insurance proceeds shall be released to the Lessee or as it may direct from time to time as restoration, replacement, rebuilding, alterations and additions ("Restoration") progresses to pay (or reimburse the Lessee for) the cost of Restoration, but only upon receipt by the Lessor and the Indenture Trustee of (A) an Officer's Certificate of the Lessee in form and substance reasonably acceptable to the Lessor and the Indenture Trustee showing in reasonable detail the nature of the Restoration, the purpose for which the expenditures were made, the actual cash expenditures made for such purpose and the remaining proceeds held by the Indenture Trustee or the Lessor after such release are not less than 100% of the reasonably estimated remaining cost of completing the Restoration, and stating that there is no Lease Default or Lease Event of Default, and (B) if necessary, a supplement to this Lease and the Indenture sufficient to lease such Restoration and to grant a security interest therein to the Indenture Trustee (and the Lessor agrees to cooperate with the Lessee to effectuate the requirements of this clause (B)); or

           (ii) If this Lease is terminated in accordance with the provisions of Section 11.2(ii) hereof and all amounts payable by the Lessee under Section 11.2(ii) have been paid, all insurance proceeds shall be released to the Lessee;

provided that any amount referred to herein which is payable to the Lessee shall not be paid to the Lessee if at the time of such payment a Lease Default or Lease Event of Default shall have occurred and be continuing, and in such event all such amounts shall be paid to and held by the Indenture Trustee (or, after the Lien of the Indenture has been discharged in accordance with the terms thereof, the Lessor) as security for the obligations of the Lessee to make payments under and perform this Lease. At such time as there shall not be continuing any Lease Default or Lease Event of Default, all such amounts at the time held by the Indenture Trustee or the Lessor (unless theretofore otherwise applied to the obligations of the Lessee hereunder) shall be paid to the Lessee. Notwithstanding the foregoing, any amounts payable to the Indenture Trustee pursuant to this Section 12.3 as a result of a loss or casualty occurring prior to the Lease Term Commencement Date shall be paid to the Construction Loan Agent.

     12.4 Notice, Etc. The Lessee will advise the Lessor and the Indenture Trustee in writing promptly of any default in the payment of any premium and of any other act or omission on the part of the Lessee which might invalidate or render unenforceable, in whole or in part, any insurance on any Unit. The Lessee will advise the Lessor and the Indenture Trustee in writing of the expiration or termination of any insurance carried and maintained on any Unit pursuant to this Section 12 at least thirty (30) days prior to the expiration or termination date unless such insurance has been replaced. In the event that the Lessee shall fail to maintain or renew insurance as herein provided, the Lessor or the Owner Participant may at its sole option provide such insurance and, in such event, the Lessee shall thereupon reimburse the Lessor or the Owner Participant, as appropriate, as Supplemental Rent, for the cost thereof; provided, however, that no exercise by the Lessor or the Owner Participant of said option shall affect the provision of this Lease, including the provisions that failure by the Lessee to maintain the prescribed insurance shall constitute a Lease Event of Default.

     12.5 Reports and Certificates. On the Lease Term Commencement Date, and annually upon renewal of the insurance policies carried by the Lessee pursuant to this Section 12, and upon any material modification of the insurance policies required by this Section 12, the Lessee will furnish to the Lessor, the Owner Participant and the Indenture Trustee (a) all applicable certificates of insurance and a report, including, without limitation, a copy of the certificate of insurance signed by the Lessee's broker, describing in reasonable detail the insurance then maintained pursuant to this Section 12 and stating that no premiums are then delinquent, (b) a certificate signed by a Responsible Officer of the Lessee stating that such insurance is in accordance with this Section 12 and (c) any other document evidencing compliance by the Lessee with this Section 12 as may be reasonably requested by the Lessor, the Owner Participant and the Indenture Trustee.

     12.6 Additional Insurance. At any time the Lessor (either directly or in the name of the Owner Participant) or the Owner Participant may at its own expense carry insurance with respect to its interest in the Units and the Premises; provided that such insurance does not interfere with the Lessee's ability to insure the Units as required by this Section 12, or the Lessee's ability to insure the Units for replacement cost, or the ability of the Lessee to collect a claim under any such insurance policy. Any insurance payments received from policies maintained by the Lessor or the Owner Participant pursuant to the previous sentence shall be retained by the Lessor or the Owner Participant, as the case may be, without reducing or otherwise affecting the Lessee's obligations hereunder.

SECTION 13.  INSPECTION.

     During the Lease Term, each of the Lessor, the Owner Participant, the Indenture Trustee and each holder of a Note (provided that the holders of the Notes shall in good faith endeavor to coordinate the dates of inspection) shall have the right, but not the obligation, at its sole cost, expense and risk (except that if a Lease Default or Lease Event of Default shall have occurred and be continuing such inspection shall be at the cost, expense and risk of the Lessee) by its authorized representatives to inspect the Units and the Premises and all logs, records, books and other materials relating to the use, damage, repair and maintenance of the Units, to make copies and take extracts therefrom, and to discuss the affairs, finances and accounts with respect to the Units and the Premises with the Lessee's officers, in each case during the Lessee's normal business hours, subject to the Lessee's and Bayer s standard security and safety rules and procedures and, unless a Lease Event of Default shall have occurred and be continuing, upon five days' prior notice to the Lessee (such notice being waived by Lessee during the continuance of a Lease Event of Default). Without limiting the foregoing, the Lessee shall promptly furnish to the Lessor, the Owner Participant and the Indenture Trustee such information with respect to the Units and the Premises, this Lease and the other Operative Agreements as the Lessor, the Owner Participant or the Indenture Trustee may from time to time reasonably request.

SECTION 14.  LEASE EVENTS OF DEFAULT.

     The following events shall constitute "Lease Events of Default" hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Lease Event of Default shall be deemed to exist and continue so long as, but only as long as, it shall not have been remedied:

          (a) the Lessee shall fail to make (x) any payment of Basic Rent, within five Business Days after the same shall have become due or (y) any payment under Section 10.2, 10.3,
     11.2 or 22 when due; or

          (b) the Lessee shall fail to make any other payment under the Operative Agreements (provided that any failure to pay any amount owed by the Lessee under the Tax Indemnity Agreement or any failure of the Lessee to pay to the Lessor (in its individual or trust capacity) or the Owner Participant when due any amounts constituting Excepted Property shall not constitute a Lease Event of Default prior to the discharge of the Lien of the Indenture in accordance with the terms thereof unless written notice is given by the Owner Participant to the Lessee that such failure shall constitute a Lease Event of Default), including, without limitation, any payment of Supplemental Rent, other than Supplemental Rent payable under Section 10.2, 10.3, 11.2 or 22 (which failure is covered by paragraph (a) above), after the same shall have become due and such failure shall continue unremedied for a period of 30 days after receipt by the Lessee of written notice of such failure from the Lessor, the Owner Participant or the Indenture Trustee; or

          (c) the Lessee shall fail to maintain the insurance coverages required of it by Section 12; or

          (d) any representation or warranty made by the Lessee in this Lease or in any other Operative Agreement or in any other document or certificate furnished by the Lessee (or a Responsible Officer of the Lessee) pursuant to the terms of the Operative Agreements (other than representations set forth in the Tax Indemnity Agreement) that was untrue or incorrect in any material respect as of the date of making thereof and such untruth or incorrectness shall continue to be material and the facts or circumstances causing such untruth or incorrectness are not modified to conform to such representation or warranty after a period of 30 days following receipt by the Lessee of written notice thereof from the Lessor, the Owner Participant or the Indenture Trustee; or

          (e) the Lessee, LSB or Bayer shall (i) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or
     (ii) consent to any such relief or to the appointment of or taking possession by any such official in any voluntary case or other proceeding commenced against it, or (iii) generally fail to pay, or admit in writing its inability to pay, its debts as they come due, or (iv) make a general assignment for the benefit of creditors, or (v) take any corporate action to authorize or in furtherance of any of the foregoing; or

          (f) an involuntary case or other proceeding shall be commenced against the Lessee, LSB or Bayer seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or

          (g) the Lessee shall fail to observe or perform any of its covenants or agreements (other than those described in the foregoing clauses of this Section 14) to be observed or performed by it under any Operative Agreement (other than the Tax Indemnity Agreement) and such failure shall continue unremedied for 30 days after notice from the Lessor, the Owner Participant or the Indenture Trustee to the Lessee specifying the failure and demanding the same to be remedied; provided that, if such failure is capable of being remedied and such remedy does not involve the payment of money alone, no such failure shall constitute a Lease Event of Default hereunder so long as the Lessee is diligently proceeding to remedy such failure, but in no event shall such failure continue unremedied for a period in excess of the lesser of 180 days from the notice referred to above and the remaining number of days in the Lease Term; or

          (h) any of the Facility Documents shall be, or Bayer or the Lessee shall assert that any of the Facility
     Documents are, unenforceable, in whole or in part, for any reason, or Bayer or the Lessee repudiates, seeks to disaffirm or terminates its obligations under any of the Facility Documents; or

          (i) the Bayer Letter or the Bayer Support Agreement shall be, or Bayer shall assert that either the Bayer Letter or the Bayer Support Agreement is, unenforceable, in whole or in part, for any reason, or Bayer repudiates, or seeks to disaffirm, its obligations under either the Bayer Letter or the Bayer Support Agreement, except pursuant to the express terms of the Bayer Letter or the Bayer Support Agreement, as applicable; or

          (j) The Turnkey Construction Agreement shall not have been duly executed and delivered by the parties thereto on or before August 31, 1997 on terms materially consistent with the Construction Letter of Intent.

SECTION 15.  REMEDIES.

     15.1 Remedies. Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, the Lessor may, at its option, declare this Lease to be in default by a written notice to the Lessee (a copy of which notice Lessor shall provide to Bayer at or about the same time at which the Lessor provides such notice to the Lessee) (but this Lease shall be deemed to be in default in the event of the occurrence of a Lease Event of Default under Section 14(e) or 14(f) without such declaration); and at any time thereafter, the Lessor may do one or more of the following as the Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirement of, applicable law then in effect:

          (a) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by the Lessee of the applicable covenants of this Lease or the other Operative Agreements or to recover damages for the breach thereof, including, without limitation, as described in Section 15.5;

          (b)  by notice in writing to the Lessee, the Lessor may
     (x) rescind or terminate the Lease; and/or (y) demand of the Lessee, and the Lessee shall, upon written demand of the Lessor and at the Lessee's expense, forthwith return all of the Units to the Lessor or its order in the manner and condition required by, and otherwise in accordance with all of the provisions of, this Lease; or the Lessor with or without notice or judicial process, and without the necessity for first instituting any proceedings, or by summary proceedings or otherwise, may by its agents enter upon the premises (including the Premises) of the Lessee where any of the Units may be located, or are believed to be located, and take immediate possession of and remove all or any of the Units and thenceforth hold, possess and enjoy the same free from any right of the Lessee, or its successor or assigns, to use such Units for any purpose whatever, all without liability of the Lessor or its agents for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such action or otherwise;

          (c) with or without taking possession thereof, sell or otherwise dispose of any Unit at public or private sale, with or without advertisement or notice to the Lessee, as the Lessor may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such sale or for the proceeds thereof (except to the extent required by paragraph (e) or (f) below if the Lessor elects to exercise its rights under either of said paragraphs), and the Lessor may hold the Lessee liable for any installment of Basic Rent due on or before the date of such sale or disposition (and, if payable in arrears, the pro rata portion of the installment of Basic Rent due on the next succeeding Rent Payment Date in respect of any period commencing on the immediately preceding Rent Payment Date to the date of such sale or disposition, in which event the Lessee's obligation to pay Basic Rent with respect to such Unit hereunder due for any periods subsequent to the date of such sale shall terminate (except to the extent that Basic Rent is to be included in computations under paragraph (e) or (f) below if the Lessor elects to exercise its rights under either of said paragraphs));

          (d) hold, use, operate or lease to others or keep idle any Unit as the Lessor in its sole discretion may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect thereto, except that the Lessee's obligation to pay Basic Rent with respect to such Unit due for any periods subsequent to the date upon which the Lessee shall have been deprived of possession and use of such Unit pursuant to this Section 15 shall be reduced by the net proceeds, if any, received by the Lessor from leasing such Unit to any Person other than the Lessee;

          (e) whether or not the Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a), (b), (c) or (d) above with respect to any Unit, the Lessor, by written notice to the Lessee specifying a payment date (for purposes of this paragraph
     (e), the "Default Payment Date") which shall be a Determination Date not earlier than ten days after the date of such notice, may demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on account of any Unit selected by the Lessor on the Default Payment Date, as liquidated damages and not as a penalty (in lieu of the Basic Rent for such Unit due after the Default Payment
     Date), the sum of: (x) any unpaid Basic Rent on account of such Unit due prior to, and payable in arrears on, the Default Payment Date; plus (y)(A) an amount equal to the excess, if any, of (1) the Stipulated Loss Value for such Unit determined as of the Default Payment Date over (2) the Fair Market Value of such Unit (and if such Unit has been sold, the net sales proceeds (after deduction of all of the Lessor's and the Owner Participant's costs and expenses of such sale, including, without limitation, sales or transfer taxes, costs of storage, overhaul, maintenance, preparation and transportation of such Unit and brokers' and attorneys'
     fees) shall be deemed to be equal to Fair Market Value) or
     (B) if so specified in the notice, an amount equal to the excess, if any, of (1) the present value as of the Determination Date of all remaining installments (including any installment of Basic Rent due on the Determination Date) of Basic Rent for such Unit until the end of the Lease Term, discounted back to the Determination Date at a rate per annum equal to 7.0%, over (2) the Fair Market Rental Value for such Unit, discounted back at a rate per annum equal to 11.5%; plus interest on such sum of (x) plus (y) at the Late Rate from the Default Payment Date to the date of actual payment; and upon payment in full of such amount, together with payment of all other amounts of Supplemental Rent then due, the Lease Term for such Unit, if not theretofore ended, shall end;

          (f) unless the Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under
     Section 15.1(e) with respect to a Unit, the Lessor, by written notice to the Lessee specifying a payment date which shall be a Determination Date occurring not earlier than ten days after the date of such notice (for purposes of this paragraph (f), the "Default Payment Date"), may require that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on account of such Unit on the Default Payment Date as liquidated damages and not as a penalty (in lieu of scheduled Basic Rent due after the Default Payment Date), the sum of: (x) any unpaid Basic Rent on account of such Unit due prior to, and payable in arrears on, the Default Payment Date; plus (y) the Stipulated Loss Value for such Unit, computed as of the Default Payment Date; plus interest on such sum of (x) and (y) at the Late Rate from the Default Payment Date to the date of actual payment; and upon payment in full of such amount, together with all other amounts of Supplemental Rent then due, the Lessor shall transfer "as is", "where is", without recourse or warranty (except as to the absence of Lessor's Liens attributable to the Lessor) all right, title, and interest of the Lessor to such Unit to the Lessee or as it may direct, and the Lease Term for such Unit, if not theretofore ended, shall end; and/or

          (g) The Lessor may exercise any other right or remedy that may be available to it at law, in equity or by statute, including all rights or remedies available under Article 2A of the Uniform Commercial Code.

     In addition, the Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before, during and after the exercise of any of the foregoing remedies (together with interest thereon at the Late Rate from the due date thereof until paid), for all amounts payable by the Lessee under the Participation Agreement and the other Operative Agreements before and after any termination thereof, and for reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Lease Event of Default or the exercise of the Lessor's remedies with respect thereto, including, without limitation, all costs and expenses incurred in connection with the return of such Unit in accordance with the terms of this Lease or in placing such Unit in the condition required by this Lease or in connection with any use, operation, maintenance, storage or leasing carried out as part of such exercise of remedies.

     15.2 Cumulative Remedies. Except as otherwise provided in this Section 15, each right, power and remedy in this Lease provided in favor of the Lessor shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, powers and remedies in its favor existing at law, in equity or by statute; and the exercise or beginning of exercise by the Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lessor of any or all other remedies. Subject to Section 3.7, the Lessee hereby waives any and all existing or future claims of any right to assert any offset or counterclaim against the Rent payments due hereunder, and agrees to make the Rent payments regardless of any offset or counterclaim or claim which may be asserted by the Lessee on its behalf in connection with the lease of the Units.

     15.3 No Waiver. No delay or omission to exercise any right, power or remedy accruing to the Lessor upon any breach or default by the Lessee under this Lease shall impair any such right, power or remedy of the Lessor, nor shall any such delay or omission be construed as a waiver of any breach or default, or of any similar breach or default, thereafter occurring; nor shall any express or implied waiver of a single breach or default be deemed a waiver of any subsequent breach or default.

     15.4 Notice of Lease Default. The Lessee agrees to furnish to the Lessor, the Owner Participant, the Indenture Trustee, Bayer and each holder of a Note, promptly upon any Responsible Officer becoming aware of any condition which constituted or constitutes a Lease Default or Lease Event of Default, an Officer's Certificate of the Lessee specifying such condition or event and the nature, period of existence and status thereof and what action the Lessee has taken or proposes to take with respect thereto.

     15.5 Specific Performance; the Lessor Appointed the Lessee's Agent. The delivery of possession of the Units as provided in Section 6.1 and/or Section 15.1 is of the essence of this Lease and shall not be impaired, and upon application to any court of competent jurisdiction in the premises, the Lessor shall be entitled to a decree against the Lessee requiring specific performance of the covenants of the Lessee so to deliver possession of the Units. Without in any way limiting the obligation of the Lessee under the provisions of Section 6.1 or
Section 15.1, the Lessee hereby irrevocably appoints the Lessor as the agent and attorney of the Lessee, with full power and authority, at any time while the Lessee is obligated to deliver possession of any Units to the Lessor pursuant to this Section 15, to demand and take possession of such Unit in the name and on behalf of the Lessee from whosoever shall be at the time in possession of such Unit.

SECTION 16.  FURTHER ASSURANCES; REPORTS; OPINION.

     16.1 Further Assurances. The Lessee will, at its own expense, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, transfers and assurances as the Lessor, the Owner Participant or the Indenture Trustee may reasonably request in order to protect the right, title and interest of the Lessor hereunder or the perfection or protection of the Lien and first priority security interest granted by the Indenture including, without limitation, ordering such searches for Uniform Commercial Code financing statements (for both personal property and fixtures) and preparing such "fixture filings" and real estate recordings as the Lessor or the Indenture Trustee may reasonably request. Without limiting the foregoing, the Lessee, at its own expense, will take, or cause to be taken, such action with respect to the recording, filing, re-recording and re-filing of the Indenture, the Lease and any financing statements and continuation statements or other instruments as are necessary, or requested by the Lessor, the Owner Participant or the Indenture Trustee, to maintain the perfection of the Lien and first security interest created by the Indenture and the protection of the Lessor's right and title to and interest in the Units and the Premises and the Trust Estate as against the Lessee and any third parties, or will furnish to the Lessor and the Indenture Trustee timely notice of the necessity of such action, together with such instruments, in execution and recordable form, and such information as may be required to enable the Lessor or the Indenture Trustee, as the case may be, to take such action in a timely manner and at the Lessee's expense.

     16.2 Reports. The Lessee will, at its own expense, promptly file any reports, or furnish to the Lessor and the Owner Participant such information as may be required to enable the Lessor and the Owner Participant, at the Lessee s cost and expense, timely to file any reports, required to be filed by the Lessor or the Owner Participant with any Governmental Authority.

     16.3 Opinion. The Lessee will, at its own expense, furnish to the Lessor, the Owner Participant, the Indenture Trustee and each holder of a Note, on or prior to the fifth anniversary of the Lease Term Commencement Date, an opinion, reasonably satisfactory to the Owner Participant and the Indenture Trustee of Lessee's counsel(i) stating either (x) that in the opinion of such counsel all action has been taken with respect to the recording, filing, re-recording, and re-filing of the Indenture, the Lease and any supplements to any of them, and any financing statements, continuation statements or other instruments, and all other action has been taken, as is necessary to establish and maintain the protection of the Lessor's interests and the perfection of the Liens and security interests created by the Operative Agreements, and reciting the details of such action, or
(y) that in the opinion of such counsel, no such action is necessary to establish and maintain protection of the Lessor's interest and the perfection of such security interests; and (ii) specifying all action which needs to be taken in order to establish and maintain the protection of the Lessor's interest and the perfection of such security interests.

SECTION 17.  THE LESSOR'S RIGHT TO PERFORM.

     If the Lessee fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its other agreements contained herein, the Lessor may itself, after notice to and demand upon the Lessee (unless a Lease Event of Default has occurred pursuant to Section 14(e), in which case no such notice or demand shall be required), make such payment or perform or comply with such agreement, but shall not be obligated hereunder to do so, and the amount of such payment and of the reasonable expenses of the Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Late Rate from the date of such payment or incurrence of expenditure until the Lessor has been fully reimbursed therefor, to the extent permitted by applicable law, shall be deemed to be Supplemental Rent, payable by the Lessee to the Lessor on demand.

SECTION 18.  ASSIGNMENT BY THE LESSOR.

     The Lessee and the Lessor hereby confirm that the Lessor will execute and deliver on or prior to the Lease Term Commencement Date to the Indenture Trustee the Indenture, which assigns as collateral security and grants a security interest in favor of the Indenture Trustee in and to the Units and the Premises, this Lease and certain of the Rent payable hereunder (excluding Excepted Property), to which assignment pursuant to the Indenture the Lessee hereby consents. The Lessor agrees that it shall not otherwise assign or convey its right, title and interest in and to this Lease, the Units or any Unit and the Premises, except as expressly permitted by and subject to the provisions of the Participation Agreement, the Trust Agreement and the Indenture.

SECTION 19.  ASSIGNMENT BY THE LESSEE.

     The Lessee will not, without the prior written consent of the Lessor, assign any of its rights hereunder; nor will the Lessee sublease any of the Units without the prior written consent of the Lessor, except in accordance with Section 8.3, provided that, in each case, the Lessor and the Owner Participant shall be satisfied that the Bayer Letter and, prior to the expiration thereof pursuant to its terms, the Bayer Support Agreement, as the case may be, remains fully in effect after giving effect to any such assignment or sublease.
Notwithstanding the foregoing, the rights and obligations of the Lessee in respect of the Fixed Price Purchase Option may be assigned in whole or in part to Bayer or any entity designated by Bayer without the consent of the Lessor, provided that the Lessor and the Owner Participant shall be satisfied that the Bayer Letter and, prior to the expiration thereof pursuant to its terms, the Bayer Support Agreement, as the case may be, remains fully in effect.

SECTION 20.  NOTICES.

     Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing, and any such notice shall become effective when delivered. Any written notice shall be by (a) personal delivery thereof, including, without limitation, by overnight mail and courier service, (b) United States mail, certified, postage prepaid, return receipt requested or (c) facsimile transmission, confirmed by the method set forth in clause (a) or
(b) above, in each case addressed to the addressee at its respective address set forth below or at such other address as such Person may from time to time designate by written notice to the other Persons listed below:

     If to the Lessor:

           Boatmen's Trust Company of Texas
           701 South Taylor Street
           Amarillo, Texas  79101
           Attention:  Ms. Nancy Ward, Corporate Trust Department
           Facsimile No:  (806) 378-6621
           Confirmation No.:  (806) 378-1932

     If to the Owner Participant:

           To the address specified in Section 10.2 of the Participation Agreement

     If to the Indenture Trustee:

           Wilmington Trust Company
           Rodney Square North
           1100 North Market Street
           Wilmington, Delaware  19890-0001
           Attention:  Corporate Trust Administration
           Facsimile No.: (302) 651-1000
           Confirmation No.: (302) 651-8882

     If to a holder of a Note:

           To the address specified in Section 10.2 of the Participation Agreement

     If to the Lessee:

           El Dorado Nitrogen Company
           16 South Pennsylvania
           P.O. Box 754
           Oklahoma City, Oklahoma  73107
           Attention:  General Counsel
           Facsimile No.:  (405) 236-1209
           Confirmation No.:  (405) 235-4546

     If to Bayer:

           Bayer Corporation
           100 Bayer Road
           Pittsburgh, Pennsylvania 15205-9741
           Attention: Controller - Polymers Division
           Facsimile No.:  (412) 777-7755
           Confirmation No.:  (412) 777-4802

SECTION 21.  CONCERNING THE INDENTURE TRUSTEE.

     21.1 Rights and Immunities of Indenture Trustee. The Indenture Trustee shall not be obligated to perform any duty, covenant or condition required to be performed by the Lessor under any of the terms hereof, but, on the contrary, the Lessee by its execution hereof acknowledges and agrees that, notwithstanding any grant or assignment in the Indenture, each and all such duties, covenants or conditions required to be performed by the Lessor shall survive any such granting or assignment and shall be and remain the sole liability of the Lessor and of every Person succeeding (by merger, consolidation, purchase of assets of otherwise) to all or substantially all of the business assets or goodwill of the Lessor. Without limiting the foregoing, the Lessee further acknowledges and agrees that the rights of the Indenture Trustee in and to the Units and the Premises or the Rent shall not be subject to any abatement whatsoever, and shall not be subject to any defense, setoff, counterclaim or recoupment or reduction of any kind for any reason whatsoever, whether by reason of failure or defect in the Lessor's title to, or any interruption from whatsoever cause in the use, operation or possession of, the Units or the Premises or any part thereof, the taking of any affirmative act by the Lessor or any party, other than the Indenture Trustee itself through its gross negligence or willful misconduct, which would interfere with the Lessee's use and enjoyment of the Units or the Premises, or (except as provided elsewhere in this Lease) any damage to or loss or destruction of the Units or the Premises or any part thereof or by reason of any other indebtedness or liability, howsoever and whenever arising, of the Lessor to the Lessee or to any other Person or by reason of any cause whatsoever, it being the intent hereof that the Lessee shall be unconditionally and absolutely obligated to pay the Indenture Trustee all of the Rent assigned under and pursuant to the Indenture.

     21.2 Amendments; Exercise of Remedies. Unless and until the Lessee shall have received written notice from the Indenture Trustee that the Lien of the Indenture has been discharged in accordance with the terms thereof (i) no amendment or modification of, or waiver by or consent of the Lessor in respect of, any of the provisions of this Lease shall be effective unless the Indenture Trustee shall have joined in such amendment, modification, waiver or consent or shall have given its prior written consent thereto; provided, however, that amendments, modifications, waivers and consents with respect to matters which constitute Excepted Property may be made without such consent, and (ii) except as otherwise expressly provided in the Indenture, the Indenture Trustee shall have the right to exercise all rights, privileges and remedies (either in its own name or in the name of the Lessor for the use of and benefit of the Indenture Trustee) which by the terms of this Lease or by applicable law are permitted or provided to be exercised by the Lessor.

SECTION 22.  END OF LEASE TERM PURCHASE OPTION.

     Provided that no Lease Default or Lease Event of Default shall have occurred and be continuing at the scheduled expiration of the Lease Term and the Lessee shall have duly given the notice required by the next succeeding sentence of this Section 22, the Lessee shall have the right (the Fixed Price Purchase Option ) to purchase all (but not less than all) of the Units then leased hereunder at the scheduled expiration of the Lease Term at a price equal to the Fixed Price Purchase Option Amount for such Units. The Lessee shall give the Lessor irrevocable written notice not less than 12 months (and not more than 18 months) prior to the scheduled end of the Lease Term of its election to exercise the Fixed Price Purchase Option provided for in this
Section 22. Payment of the Fixed Price Purchase Option Amount, together with all other amounts due and owing by the Lessee under the Operative Agreements, shall be made at the place of payment specified in Section 3.6 hereof in immediately available funds and the Lessor shall transfer to the Lessee all of its right, title and interest in and to the Units on an "as-is, where-is" basis upon payment of the Fixed Price Purchase Option Amount and all such other amounts due and owing. The Lessor shall not be required to make any representation or warranty as to the condition of the Units or as to any other matters, except for the absence of Lessor's Liens attributable to the Lessor, and may specifically disclaim any such representations or warranties.

SECTION 23.  LIMITATION OF THE LESSOR'S LIABILITY.

     It is expressly agreed and understood that all representa-tions, warranties and undertakings of the Lessor hereunder (except as expressly provided herein) shall be binding upon the Lessor only in its capacity as Owner Trustee under the Trust Agreement and in no case shall Boatmen s be personally liable for or on account of, any statements, representations, warranties, covenants or obligations stated to be those of the Lessor hereunder, except that the Lessor (or any successor Owner Trustee) shall be personally liable (i) in the case of handling funds, for its failure to act with the same care as Boatmen s uses in handling its own funds and, in all other cases, for its gross negligence or wilful misconduct and (ii) for its breach of its covenants, representations and warranties contained in the Operative Agreements to the extent covenanted or made in its individual capacity.

SECTION 24.  INVESTMENT OF SECURITY FUNDS.

     Any moneys received by the Lessor or the Indenture Trustee which are required to be paid to the Lessee pursuant to
Section 11.5, 11.6, or 12.3, as the case may be, until paid to the Lessee as provided in Section 11.5, 11.6, or 12.3, or as otherwise applied as provided herein or in the Trust Agreement and Indenture, shall be invested in Permitted Investments by the Lessor (unless the Lien of the Indenture shall not have been discharged, in which case, by the Indenture Trustee as provided in Section 9.3 of the Indenture) from time to time as directed in writing by the Lessee, if such investments are reasonably available for purchase. There shall be promptly remitted to the Lessee, so long as no Lease Default or Lease Event of Default shall have occurred and be continuing and unless applied as provided herein or in the Trust Agreement and Indenture, any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment). The Lessee will promptly pay to the Lessor or the Indenture Trustee, as the case may be, on demand, the amount of any net loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment), such amount to be held and disposed of in accordance with the terms hereof and of the Trust Agreement and the Indenture.

SECTION 25.  MISCELLANEOUS.

     25.1 Governing Law; Severability. THIS LEASE, AND ANY EXTENSIONS, AMENDMENTS, MODIFICATIONS, RENEWALS OR SUPPLEMENTS HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT AS TO MATTERS RELATING TO REAL PROPERTY AND THE EXERCISE OF REMEDIES WITH RESPECT THERETO, WHICH WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS. Whenever possible, each provision of this Lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Lease shall be prohibited by or invalid under the laws of any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Lease as to such jurisdiction or in any other jurisdiction.

     25.2 Execution in Counterparts. This Lease may be executed in any number of counterparts, each executed counterpart constituting an original and all such counterparts constituting but one and the same agreement; provided, however, that to the extent that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code) no security interest in this Lease may be created through the transfer or possession of any counterpart hereof other than the counterpart bearing the receipt therefor executed by the Indenture Trustee on the signature page hereof, which counterpart shall constitute the only "original" hereof for purposes of the Uniform Commercial Code.

     25.3 Headings and Table of Contents; Section References. The headings of the sections of this Lease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Lease.

     25.4 Successors and Assigns. This Lease shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns. Except as expressly provided herein, no party hereto may assign its interests herein without the consent of the other parties hereto and the Indenture Trustee.

     25.5 True Lease. It is the intent of the parties to this Lease that it will be a true lease and not a "conditional sale" and will be a "finance lease" under Article 2A of the Uniform Commercial Code, and that the Lessor shall at all times be considered to be the owner of each Unit which is the subject of this Lease for the purposes of all Federal, state, city and local income taxes or for franchise taxes measured by income, and that this Lease conveys to the Lessee no right, title or interest in any Unit or the Premises except as lessee. Nothing contained in this Section 25.5 shall be construed to limit the Lessee's use or operation of any Unit or the Premises in accordance with the terms hereof or to constitute a representation, warranty or covenant by the Lessor as to tax consequences.

     25.6 Amendments and Waivers. No term, covenant, agreement or condition of this Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto and, to the extent required by Section 21.2, by the Indenture Trustee, and except as may be permitted by the terms of the Indenture.

     25.7 Survival. All warranties, representations, indemnities and covenants made by either party hereto, herein or in any certificate or other instrument delivered by such party or on the behalf of any such party under this Lease, shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby regardless of any investigation made by either such party or on behalf of either such party.

     25.8 Business Days. If the date on which any payment is to be made pursuant to this Lease is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day.

     25.9 Incorporation by Reference. The obligations set forth in Sections 7.1 and 7.2 of the Participation Agreement are hereby incorporated by reference.

     25.10 Lessee's Right of Use and Enjoyment. The Lessor shall not take, or cause to be taken, any action contrary to the Lessee's rights under this Lease, including, without limitation, the right to possession and use by the Lessee unless and until a Lease Event of Default has occurred and is continuing or the term of the Lease has expired (and the Lessee has not exercised its option to purchase the Units) or has been terminated (and the Lessee has not exercised its option to purchase the Units) in accordance with the terms hereof.

     25.11 License to Enter Land. Subject to the proviso hereto, the Lessee hereby grants to the Lessor and the Indenture Trustee (or such Persons as the Lessor or the Indenture Trustee may designate) an irrevocable license to enter upon the land where any Unit is located; provided, however, that neither the Lessor nor the Indenture Trustee shall be entitled to exercise such license unless a Lease Event of Default has occurred and is continuing and this Lease or the Lessee's rights of possession hereunder have been terminated or the Lease Term has expired and the Lessee has failed or refused for any reason to surrender any Unit in the manner provided in Section 6 hereof.

     25.12 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, EXCEPT FOR LITIGATION BROUGHT IN THE COURTS OF OTHER JURISDICTIONS TO ENFORCE JUDGMENTS RENDERED BY SUCH COURTS OF THE STATE OF NEW YORK OR FEDERAL COURTS LOCATED IN NEW YORK. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF THE APPELLATE COURTS THEREFROM FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREIN FOR WHICH APPEALS OR THE TIME FOR APPEAL HAVE EXPIRED IN CONNECTION WITH SUCH LITIGATION. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

SECTION 26.  WAIVER OF JURY TRIAL

     THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY WITH
RESPECT TO ANY MATTER ARISING HEREUNDER.

SECTION 27.  BAYER RIGHTS UPON DEFAULT OR LOSS.

     Upon the occurrence of (x) a Lease Event of Default (other than a Lease Event of Default arising under Section 14(e) or 14(f) with respect to Bayer or under Section 14(h) or Section 14(i)) and receipt by Bayer of (1) a written determination by the Indenture Trustee that the Indenture Trustee intends to exercise the remedies available to it under Section 15 (other than any remedy intended to cause performance and continuance of this Lease) in respect of such Lease Event of Default or (2) a written notice from the Owner Participant as contemplated by the Bayer Letter in respect of such Lease Event of Default, or (y) an Event of Loss and the receipt by Bayer of a written notice from the Indenture Trustee or the Owner Participant as contemplated by the Bayer Letter in respect of such Event of Loss, the parties hereto acknowledge that Bayer shall have all of the rights, duties and obligations set forth in the Bayer Letter and, to the extent relevant, shall be entitled to exercise the rights it obtains hereunder.

                         *  *  *  *  *  *  *  *  *
     IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease to be duly executed and delivered in New York, New
York on the day and year first above written.

                            LESSOR:

                            BOATMEN'S TRUST COMPANY OF TEXAS, not
                               in its individual capacity except
                               as otherwise expressly provided
                               herein but solely as Owner Trustee





                               By:_______________________________

                               Name: ____________________________

                               Title: ___________________________





                            LESSEE:

                            EL DORADO NITROGEN COMPANY


                            By:_____________________________

                            Name:    James L. Wewers
                                 ---------------------------

                            Title:       President
                                  --------------------------





Receipt of the original
counterpart of the foregoing
Lease is hereby acknowledged
this ____ day of __________, 199_.

WILMINGTON TRUST COMPANY,
as Indenture Trustee




By:_____________________________

Name:___________________________

Title:__________________________



                                                                  EXHIBIT A
                                                            Lease Agreement

                                  FORM OF

                 LEASE SUPPLEMENT (EDNC Trust 1997) NO.

                      Dated ___________________, 199_

                                  between

                     BOATMEN'S TRUST COMPANY OF TEXAS,
                          not in its individual
                  capacity except as expressly provided
                    herein but solely as Owner Trustee,
                                 as Lessor

                                    and

                        EL DORADO NITROGEN COMPANY,
                                 as Lessee



          CERTAIN OF THE RIGHT, TITLE AND INTEREST OF THE LESSOR IN AND TO THIS LEASE SUPPLEMENT, THE UNITS COVERED HEREBY AND THE
RENT DUE AND TO BECOME DUE UNDER THE LEASE HAVE BEEN ASSIGNED AS COLLATERAL SECURITY TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, WILMINGTON TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE AND
SECURITY AGREEMENT (EDNC TRUST 1997), DATED AS OF JUNE 27, 1997, BETWEEN SUCH INDENTURE TRUSTEE, AS SECURED PARTY, AND THE LESSOR,
AS DEBTOR. INFORMATION CONCERNING SUCH SECURITY INTEREST MAY BE OBTAINED FROM THE INDENTURE TRUSTEE AT ITS ADDRESS SET FORTH IN
SECTION 20 OF THE LEASE. THIS LEASE SUPPLEMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS, BUT ONLY THE COUNTERPART TO BE DEEMED THE ORIGINAL COUNTERPART FOR CHATTEL PAPER PURPOSES CONTAINS THE
RECEIPT THEREFOR EXECUTED BY  WILMINGTON TRUST COMPANY, AS
INDENTURE TRUSTEE, ON THE SIGNATURE PAGES THEREOF. SEE SECTION 25.2 OF THE LEASE FOR INFORMATION CONCERNING THE RIGHTS OF THE ORIGINAL HOLDER AND THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.




                 LEASE SUPPLEMENT (EDNC Trust 1997) NO. __


     LEASE SUPPLEMENT (EDNC Trust 1997) NO.    dated           , 199_ (this
"Lease Supplement") is between BOATMEN'S TRUST COMPANY OF TEXAS, a Texas state chartered trust company, not in its individual capacity but solely as Owner Trustee (the "Lessor") under the Trust Agreement, and EL DORADO NITROGEN COMPANY, an Oklahoma corporation (the "Lessee");

                           W I T N E S S E T H :

     WHEREAS, the Lessor and the Lessee have heretofore entered into that certain Lease Agreement (EDNC Trust 1997) dated as of June 27, 1997 (as amended, supplemented or otherwise modified from time to time, the "Lease"; unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in Appendix A to the Lease); and

     WHEREAS, the Lease provides for the execution and delivery of a Lease Supplement on the Lease Term Commencement Date substantially in the form hereof for the purpose of confirming the acceptance and lease of the Units under the Lease in accordance with the terms thereof;

     NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Lessor and the Lessee hereby agree as follows:

     1. Inspection and Approval. The Lessee hereby acknowledges and confirms that it has inspected and approved the Units set forth on Schedule 1 hereto and, as between the Lessor and the Lessee, such Units comply in all material respects with the specifications for such Units and are in good working order.

     2. Delivery and Acceptance. The Lessor hereby confirms delivery and lease to the Lessee, and the Lessee hereby confirms acceptance and lease from the Lessor, under the Lease as hereby supplemented, of the Units listed on
Schedule 1 hereto.

     3. Representations and Warranties. The Lessee hereby represents and warrants that:

     (a)  No event which would constitute an Event of Loss under the Lease has
     occurred      with respect to the Units set forth on Schedule 1 hereto as of the date hereof;

     (b) The Total Equipment Cost for the Units listed on Schedule 1 hereto is $[__________];

     (c) Each Unit listed on Schedule 1 hereto has been assembled and installed at the Premises;

     (d) The Units listed on Schedule 1 hereto are free and clear of all Liens, except the Liens of the Lease and the Indenture and Permitted Liens described in clauses (iii) and (iv) of the definition thereof;

     (e) The Units and the current operation thereof do not violate any law or regulation, or any order of any Governmental Authority applicable to, or binding on, the Units, including, without limitation, any such law, regulation or order relating to matters of occupational safety and health or the environment, other than violations that would not, individually or in the aggregate, have a Material Adverse Effect; and

     (f) As of the Lease Term Commencement Date (i) the Units, taken as a whole, and each major component thereof, are substantially complete such that they are ready and available to perform the function for which they were designed; (ii) all material approvals of any Governmental Authority necessary for the commercial operation of such Unit have been received and are in full force and effect; (iii) the Units have been maintained, serviced and repaired (A) in a manner consistent with sound engineering practice and standards which will enable the Lessee to operate the Units at or above the contracted capacity levels or otherwise fully perform its obligation under the Operative Agreements and (B) in compliance in all material respects with (1) applicable laws, rules, regulations and orders of any Governmental Authority and (2) all requirements of manufacturers of the Units for maintaining in full force and effect any warranties of such manufacturers with respect to the Units; (iv) there is no present event or condition that is directed, addressed or relates specifically to the Units and that would materially and adversely affect the capability of the Units to operate as intended by the Lessee or materially impair their fair market value, utility, condition or remaining economic useful life; and (v) all licenses, patents, trademark, tradenames and similar rights that are necessary for the operation of the Units by a third party are in full force and effect and have been, or on the Lease Term
     Commencement Date will be, duly assigned to the Lessor; it being understood that such licenses, patents, trademarks, tradenames and similar rights do not include licenses, patents, trademarks, tradenames and similar rights related to the products produced by the Lessee with the Units.

     4. Basic Rent, Stipulated Loss Values and Termination Values. The Basic Rent payable under Section 3.2 of the Lease, Stipulated Loss Values, Termination Values and the Fixed Price Purchase Option Amount applicable in respect of the Units are set forth, respectively, on the appropriate portions of Schedules
2, 3, 4 and 6 to the Participation Agreement.

     5. Confirmation. The Lessee hereby confirms its agreement, in accordance with the Lease as supplemented by this Lease Supplement, to pay Rent to the Lessor for each Unit leased hereunder as provided for in the Lease.

     6. Incorporation into Lease. This Lease Supplement shall be construed in connection with and as part of the Lease, and all terms, conditions and covenants contained in the Lease, as supplemented by this Lease Supplement, shall be and remain in full force and effect.

     7. References. Any and all notices, requests, certificates and other instruments executed and delivered concurrently with or after the execution and delivery of this Lease Supplement may refer to the "Lease Agreement, dated as of June 27, 1997", or may identify the Lease in any other respect without making specific reference to this Lease Supplement, but nevertheless all such references shall be deemed to include this Lease Supplement, unless the context shall otherwise require.

     8. Counterparts. This Lease Supplement may be executed in any number of counterparts, each executed counterpart constituting an original but all together constituting one and the same instrument.

     9. Governing Law. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE
STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE
PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT AS TO MATTERS
RELATING TO REAL PROPERTY AND THE EXERCISE OF REMEDIES WITH
RESPECT THERETO, WHICH WILL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.


     IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Supplement to be duly executed and delivered on the day and year first above written.

                           LESSOR:

                           BOATMEN'S TRUST COMPANY OF TEXAS, not
                           in its individual capacity, but solely as Owner
                           Trustee





                            By:_____________________________________

                            Name:___________________________________

                            Title:__________________________________





                           LESSEE:

                           EL DORADO NITROGEN COMPANY


                           By:_____________________________________

                           Name: __________________________________

                           Title:__________________________________



Receipt of the original
counterpart of the foregoing
Lease Supplement is hereby
acknowledged this
____ day of _________, 199_.

WILMINGTON TRUST COMPANY,
as Indenture Trustee




By:___________________________

Name:_________________________

Title:________________________



                                SCHEDULE 1



                                  Units






Serial No.                     Description                 Equipment Cost
------------------        --------------------         ---------------------
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                                 EXHIBIT B
                          DESCRIPTION OF PREMISES
                             [TO BE PROVIDED]